Exhibit 10.160
PURCHASE AND SALE AGREEMENT
THIS PURCHASE AND SALE AGREEMENT (this "Agreement") dated as of the Effective Date (defined below) by and between Chesapeake Land Development Company, L.L.C., an Oklahoma limited liability company ("Seller"), and Glimcher Properties Limited Partnership, a Delaware limited partnership ("Purchaser").
RECITALS:
WHEREAS, Seller is the owner of the Property (as defined below) located in Oklahoma City and in Nichols Hills, respectively, in Oklahoma County, Oklahoma; and
WHEREAS, Seller desires to sell to Purchaser, and Purchaser desires to purchase from Seller, all of Seller's right, title and interest in and to the Property on the terms and conditions set forth herein.
NOW, THEREFORE, in consideration of the mutual covenants and obligations contained in this Agreement, the receipt and sufficiency of which the parties hereby acknowledge, Purchaser and Seller agree as follows:
1.Agreement to Sell and Purchase. Subject to the terms and conditions of this Agreement, Seller agrees to sell and Purchaser agrees to purchase all of Seller's right, title and interest in and to the following:

1.1	Classen Curve Property:

(a)
that certain improved real property located generally at the southwest corner of N.W. Grand Boulevard and North Classen Boulevard in Oklahoma City, Oklahoma County, Oklahoma, which is located within that certain retail development commonly known as the Classen Curve, and which is more particularly described on Exhibit "A-1" attached as a part hereof and as generally depicted on the Site Plan (defined below) (the "Classen Curve Land");

(b)
all streets, alleys, easements and rights of way in, on, across, in front of, abutting or adjoining the Classen Curve Land and any other appurtenances belonging thereto (collectively, the "Classen Curve Appurtenances");

(c)	all improvements thereon, including those certain buildings, sidewalks, access ways, signs, and other improvements (the "Classen Curve Improvements");

(d)	all service, maintenance, operating, repairs, management, leasing and supply contracts related to the Classen Curve Land and Classen Curve Improvements

PURCHASE AND SALE AGREEMENT

or pursuant to which goods, services or supplies are furnished for the operations of the Classen Curve Property as further listed and described on Exhibit "B-1" attached as a part hereof (the "Classen Curve Contracts");

(e)
all intangible property rights related to the Classen Curve Real Property (defined below), including any plans and specifications and other architectural and engineering drawings for the Classen Curve Improvements, and any and all warranties, zoning approvals, building permits and licenses (to the extent assignable) and the name "Classen Curve" and the logo and other trade dress related thereto and all intellectual property rights associated therewith including, but not limited to, internet domain names, websites, and marketing brands, trademarks and copyrights, if any (the "Classen Curve Intangible Personal Property");

(f)
all other tangible personal property owned by Seller and located on and used exclusively in the ownership or operation of the Classen Curve Improvements including, but not limited to, furniture, tools, machines, equipment and furnishings (the "Classen Curve Tangible Personal Property"), but excluding any such items owned by any Classen Curve Tenant (defined below) under any of the Classen Curve Leases (defined below) and located in portions of the Classen Curve Improvements which are subject to such Classen Curve Leases; and

(g)
all right, title and interest of Seller in and to all occupancy leases, licenses or other agreements (and any amendments or modifications thereto) affecting the Classen Curve Property to which Seller (or any predecessor) is a party and by which any person or other entity is entitled to occupy or otherwise use any portion of the Classen Curve Property (the "Classen Curve Leases", and with the term "Classen Curve Lease" referring to any such occupancy agreement individually, and "Classen Curve Tenant" referring to an individual tenant under a Classen Curve Lease), together with any security deposits thereunder, and to any and all right to receive payments of rent or other charges thereunder accruing on and after the Closing Date (defined below).

1.2	The Triangle @ Classen Curve:

(a)
that certain improved real property located generally at the intersections of North Western Avenue, North Classen Boulevard and N.W. Grand Boulevard, Oklahoma City, Oklahoma County, Oklahoma, which is located within that certain retail development commonly known as The Triangle @ Classen Curve, and which is more particularly described on Exhibit "A-2" attached as a part hereof and as generally depicted on the Site Plan (the "Triangle Land");

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(b)
all streets, alleys, easements and rights of way in, on, across, in front of, abutting or adjoining the Triangle Land and any other appurtenances belonging thereto (collectively, the "Triangle Appurtenances");

(c)	all improvements thereon, including those certain buildings, sidewalks, access ways, signs, and other improvements (the "Triangle Improvements");

(d)
all service, maintenance, operating, repairs, management, leasing and supply contracts related to the Triangle Land and Triangle Improvements or pursuant to which goods, services or supplies are furnished for the operations of the Triangle Property as further described on Exhibit "B-2" attached as a part hereof (the "Triangle Contracts");

(e)
all intangible property rights related to the Triangle Real Property (defined below), including any plans and specifications and other architectural and engineering drawings for the Improvements, and any and all warranties, zoning approvals, building permits and licenses (to the extent assignable) and the name "The Triangle @ Classen Curve" and the logo and other trade dress related thereto and all intellectual property rights associated therewith including, but not limited to, internet domain names, websites, and marketing brands, trademarks and copyrights, if any (the "Triangle Intangible Personal Property");

(f)
all other tangible personal property owned by Seller and located on and used exclusively in the ownership or operation of the Triangle Improvements including, but not limited to, furniture, tools, machines, equipment and furnishings (the "Triangle Tangible Personal Property"), but excluding any such items owned by any Triangle Tenant (defined below) under any of the Triangle Leases (defined below) and located in portions of the Triangle Improvements which are subject to such Triangle Leases; and

(g)
all right, title and interest of Seller in and to all occupancy leases, licenses or other agreements (and any amendments or modifications thereto) affecting the Triangle Property to which Seller (or any predecessor) is a party and by which any person or other entity is entitled to occupy or otherwise use any portion of the Triangle Property (the "Triangle Leases", and with the term "Triangle Lease" referring to any such occupancy agreement individually, and "Triangle Tenant" referring to an individual tenant under a Triangle Lease), together with any security deposits thereunder, and to any and all right to receive payments of rent or other charges thereunder accruing on and after the Closing Date.

1.3	Nichols Hills Plaza Property:

(a)	that certain improved real property located generally at the northwest corner of North Western Avenue and N.W. 63rd Street, Nichols Hills, Oklahoma

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County, Oklahoma, and which is located within that certain retail and office development commonly known as the Nichols Hills Plaza, and which is more particularly described on Exhibit "A-3" attached as a part hereof and as generally depicted on the Site Plan (the "NHP Land");

(b)	all streets, alleys, easements and rights of way in, on, across, in front of, abutting or adjoining the NHP Land and any other appurtenances belonging thereto (collectively, the "NHP Appurtenances");

(c)	all improvements thereon, including those certain buildings, sidewalks, access ways, signs, and other improvements (the "NHP Improvements");

(d)
all service, maintenance, operating, repairs, management, leasing and supply contracts related to the NHP Land and NHP Improvements or pursuant to which goods, services or supplies are furnished for the operations of the NHP Property as further described on Exhibit "B-3" attached as a part hereof (the "NHP Contracts");

(e)
all intangible property rights related to the NHP Real Property (defined below), including any plans and specifications and other architectural and engineering drawings for the NHP Improvements, and any and all warranties, zoning approvals, building permits and licenses (to the extent assignable) and the name "Nichols Hills Plaza" and "The Plaza at Nichols Hills" and the logos and other trade dress related thereto and all intellectual property rights associated therewith including, but not limited to, internet domain names, websites, and marketing brands, trademarks and copyrights, if any (the "NHP Intangible Personal Property");

(f)
all other tangible personal property owned by Seller and located on and used exclusively in the ownership or operation of the NHP Improvements, including, but not limited to, furniture, tools, machines, equipment and furnishings (the "NHP Tangible Personal Property"), but excluding any such items owned by any NHP Tenant (defined below) under any of the NHP Leases (defined below) and located in portions of the NHP Improvements which are subject to such NHP Leases; and

(g)
all right, title and interest of Seller in and to all occupancy leases, licenses or other agreements (and any amendments or modifications thereto) affecting the NHP Property to which Seller (or any predecessor) is a party and by which any person or other entity is entitled to occupy or otherwise use any portion of the NHP Property (the "NHP Leases", and with the term "NHP Lease" referring to any such occupancy agreement individually, and "NHP Tenant" referring to an individual tenant under a NHP Lease), together with any security deposits thereunder, and to any and all right to receive payments of rent or other charges thereunder accruing on and after the Closing Date.

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1.4	Future Development Properties:

(a)
those four (4) certain separate tracts of real property comprised generally of (i) the so-called "North Triangle Land" which is comprised of two (2) separate but adjacent parcels, one of which is located immediately north of the Triangle Land with frontage on N.W. 63rd Street just west of North Western Avenue in Oklahoma City, Oklahoma County, Oklahoma, and the other of which has frontage on North Western Avenue in Oklahoma City, Oklahoma County, Oklahoma and which abuts the southern boundary of that certain private drive commonly known as "Chesapeake Drive" which is located at the traffic signal on North Western Avenue and which is part of the Triangle Real Property (defined below), both of which are generally depicted on the Site Plan, (ii) the so-called "Kings Court Land" which is immediately north of and having frontage on N.W. 63rd Street just west of North Western Avenue in Nichols Hills, Oklahoma County, Oklahoma, and as generally depicted on the Site Plan, (iii) the so-called "Shell Station Land" which is at the northwest corner of Avondale Drive and North Western Avenue in Nichols Hills, Oklahoma County, Oklahoma, and as generally depicted on the Site Plan, and (iv) the so-called "Kensington Land" which is immediately west of and having frontage on N.W. Grand Boulevard just south of N.W. 63rd Street in Oklahoma City, Oklahoma County, Oklahoma, and as generally depicted on the Site Plan, and all of which are more particularly described on Exhibits "A-4" through "A-7" attached as a part hereof (collectively, the "Future Development Land");

(b)
all streets, alleys, easements and rights of way in, on, across, in front of, abutting or adjoining the Future Development Land and any other appurtenances belonging thereto (collectively, the "Future Development Appurtenances");

(c)
all improvements on the North Triangle Land, including that certain single story building with a drive-thru, sidewalks, access ways, signs, and other improvements (the "North Triangle Land Improvements"), together with all improvements on the Shell Station Land, including that certain single story gasoline service station and automobile repair garage, sidewalks, access ways, signs and other improvements (the "Shell Station Improvements", and together with the North Triangle Land Improvements, the "Future Development Improvements");

(d)
all intangible property rights related to the Future Development Real Property (defined below), including any plans and specifications and other architectural and engineering drawings for the Improvements, and any and all warranties, zoning approvals, building permits and licenses (to the extent assignable) (the "Future Development Intangible Personal Property");

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(e)
all right, title and interest of Seller in and to that certain Lease Agreement dated December 7, 2001 between a predecessor to Seller as landlord and First Fidelity Bank, N.A. as tenant "North Triangle Tenant") affecting a portion of the North Triangle Land (as amended, the "North Triangle Lease"), together with any security deposits thereunder, and to any and all right to receive payments of rent or other charges thereunder accruing on and after the Closing Date; and

(f)
all right, title and interest of Seller in and to that certain Lease dated January 25, 2001 between a predecessor to Seller as landlord and Nichols Hills Texaco, Inc. as tenant, as subsequently assigned to Bolen Used Cars, Inc. (the "Shell Station Tenant") affecting the Shell Station Land (as amended, the "Shell Station Lease"), together with any security deposits thereunder, and to any and all right to receive payments of rent or other charges thereunder accruing on and after the Closing Date.

The Classen Curve Land, Classen Curve Appurtenances and Classen Curve Improvements are hereinafter collectively called the "Classen Curve Real Property". The Classen Curve Intangible Personal Property and the Classen Curve Tangible Personal Property are hereinafter collectively called the "Classen Curve Personal Property". The Classen Curve Real Property, Classen Curve Personal Property, Classen Curve Contracts, and Classen Curve Leases are hereinafter collectively called the "Classen Curve Property". The Triangle Land, Triangle Appurtenances and Triangle Improvements are hereinafter collectively called the "Triangle Real Property". The Triangle Intangible Personal Property and the Triangle Tangible Personal Property are hereinafter collectively called the "Triangle Personal Property". The Triangle Real Property, Triangle Personal Property, Triangle Contracts, and Triangle Leases are hereinafter collectively called the "Triangle Property". The NHP Land, NHP Appurtenances and NHP Improvements are hereinafter collectively called the "NHP Real Property". The NHP Intangible Personal Property and the NHP Tangible Personal Property are hereinafter collectively called the "NHP Personal Property". The NHP Real Property, NHP Personal Property, NHP Contracts, and NHP Leases are hereinafter collectively called the "NHP Property". The Future Development Land, Future Development Appurtenances and the Future Development Improvements are hereinafter collectively called the "Future Development Real Property". The Future Development Real Property, Future Development Intangible Personal Property, the North Triangle Lease and the Shell Station Lease are hereinafter collectively called the "Future Development Property." The North Triangle Land, North Triangle Improvements, North Triangle Lease and those portions of the Future Development Appurtenances and Future Development Intangible Personal Property rights attributable to the North Triangle Land are hereinafter collectively called the "North Triangle Property". The Kings Court Land and those portions of the Future Development Appurtenances and Future Development Intangible Personal Property attributable to the Kings Court Land are hereinafter collectively called the "Kings Court Property". The Shell Station Land, Shell Station Improvements, Shell Station Lease and those portions of the Future Development Appurtenances and Future Development Intangible Personal Property rights attributable to the Shell Station Land are hereinafter collectively called the "Shell Station Property". The Kensington Land and those portions of the Future Development Appurtenances and Future Development Intangible Personal Property attributable to the Kensington

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Land are hereinafter collectively called the "Kensington Property". The Classen Curve Land, Triangle Land, NHP Land and the Future Development Land are sometimes hereinafter referred to collectively as the "Land". The Classen Curve Appurtenances, Triangle Appurtenances, NHP Appurtenances and Future Development Appurtenances are sometimes hereinafter referred to collectively as "Appurtenances". The Classen Curve Improvements, Triangle Improvements, NHP Improvements, North Triangle Improvements and Shell Station Improvements are sometimes hereinafter referred to collectively as "Improvements". The Classen Curve Tangible Personal Property, Triangle Tangible Personal Property and NHP Tangible Personal Property are sometimes hereinafter referred to collectively as the "Tangible Personal Property". The Classen Curve Contracts, Triangle Contracts and NHP Contracts are sometimes hereinafter referred to collectively as "Contracts". The Classen Curve Leases, Triangle Leases, NHP Leases, North Triangle Lease and Shell Station Lease are sometimes hereinafter referred to collectively as "Leases". The Classen Curve Property, Triangle Property, NHP Property and Future Development Property are sometimes hereinafter referred to collectively as the "Property". The Land is depicted generally on the aerial site plan which is attached hereto as Exhibit "A" (the "Site Plan"). The Classen Curve Tenants, Triangle Tenants, NHP Tenants, North Triangle Tenant and Shell Station Tenant are sometimes hereinafter referred to collectively as "Tenants".
It is expressly acknowledged by Purchaser that the conveyance provided for herein by Seller shall not include (and the Deeds, as defined below, shall expressly exclude) any of Seller's right, title or interest in and to all oil, gas, sulphur and other minerals located in, on or under the Land and that may be produced therefrom, together with any rights under any leases of such rights, all royalties, rentals, bonuses, and other payments and consideration from any and all such leases now or hereafter existing and any and all other rights, title and interests appurtenant to such rights (such excluded rights hereinafter the "Mineral Rights") provided, however, that notwithstanding such Mineral Rights, as a part of such reservation by Seller, the Deeds shall provide that the use of the surface of the Land in connection with the exercise of the reserved Mineral Rights shall be restricted such that Seller waives all rights to the surface of the Land and to the right to conduct operations of whatsoever nature with respect to the exploration for, exploitation of, mining, production, processing, transporting and marketing of oil, gas or other minerals from the Land but that nothing shall restrict or prohibit the pooling or unitization of the portion of the Mineral Rights with land other than the Land, or the exploration or production of the oil, gas and other minerals by means of wells that are drilled or mines that open on land other than the Land but enter or bottom under the Land, or by any other method that does not require ingress and egress over the surface of the Land, provided that such actions do not restrict or negatively impact the construction of improvements on the Land.
2.    Purchase Price and Earnest Money. The purchase price for the Property shall be FIFTY‑TWO MILLION, FIVE HUNDRED FIFTY THOUSAND, AND NO/100 DOLLARS ($52,550,000.00) (the "Purchase Price"), payable as follows:

2.1
Earnest Money. Within three (3) business days following the Effective Date of this Agreement, Purchaser shall deposit the sum of ONE MILLION AND NO/100 DOLLARS ($1,000,000.00) in the form of immediately available funds (together with any interest earned thereon, the "Earnest Money") and a signed copy of this

PURCHASE AND SALE AGREEMENT    7

Agreement with Chicago Title Insurance Company, 2828 Routh Street, Suite 800, Dallas, Texas 75201, Attention Michael R. Haas (the "Title Company"). In the event that the Purchaser fails to timely deposit the Earnest Money, then Seller shall have the right to terminate this Agreement by written notice to Purchaser delivered at any time after the second business day after the Effective Date until such time as the Earnest Money is actually deposited, in which event this Agreement shall be void ab initio. The Earnest Money shall be held by the Title Company in an interest bearing, FDIC insured, account. Any interest on the Earnest Money shall be a part of the Earnest Money and paid in accordance with the provisions of this Agreement. The Earnest Money shall be applied towards the Purchase Price on the Closing Date (as defined below) if the conveyance of the Property closes.

2.2
Balance at Closing. Subject to the credits and adjustments set forth in this Agreement, Purchaser shall pay the balance of the Purchase Price to Seller at Closing (as defined below) in the form of immediately available funds.

2.3
Allocation of Purchase Price. For purposes of this Agreement, the parties agree as to the following allocations of value for the respective items and properties and a portion of the Purchase Price in the respective amounts below shall be attributed to and allocated as follows:

(g)	The Tangible Personal Property has a value of Twenty-Seven Thousand Three Hundred and No/100 Dollars ($27,300.00);

(h)	The Classen Curve Property has a value of Fourteen Million and No/100 Dollars ($14,000,000.00);

(i)	The Triangle Property has a value of Thirteen Million, Four Hundred Thousand and No/100 Dollars ($13,400,000.00);

(j)	The NHP Property has a value of Sixteen Million, Five Hundred Thousand and No/100 Dollars ($16,500,000.00);

(k)	The North Triangle Property has a value of Five Million, Nine Hundred Fifty Thousand and No/100 Dollars ($5,950,000.00);

(l)	The Kings Court Property has a value of One Million and No/100 Dollars ($1,000,000.00);

(m)	The Shell Station Property has a value of Five Hundred Thousand and No/100 Dollars ($500,000.00); and

(n)	The Kensington Property has a value of One Million, Two Hundred Thousand, and No/100 Dollars ($1,200,000.00).

2.4	Independent Consideration. Notwithstanding anything herein to the contrary, a portion of the Earnest Money in the amount of One Hundred and No/100 Dollars

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($100.00) shall be non-refundable to Purchaser and deemed earned by Seller and will be paid over to Seller upon any termination of this Agreement as independent consideration for Seller's performance under this Agreement. Any term or provision herein which provides for the return of the Earnest Money to Purchaser shall mean the Earnest Money, less such independent consideration.
3.    Effective Date. The "Effective Date" of this Agreement shall mean the date on which the last of Purchaser and Seller executes this Agreement, as shown by the dates set forth below their respective signatures.
4.    Feasibility Period; Investigations.

4.1
Purchaser shall have a period of forty-five (45) days after the Effective Date (the "Feasibility Period") to enable Purchaser to conduct and obtain all non-invasive inspections, examinations, investigations and tests as Purchaser considers appropriate for determining the present condition of the Property and whether Purchaser desires to complete the purchase of the Property in accordance with the terms hereof. Purchaser shall promptly provide Seller with copies of all reports and other written materials generated by, or prepared for the benefit of, Purchaser in connection with its review of the Property. Purchaser shall have the right to terminate this Agreement for any reason whatsoever by sending written notice thereof to Seller and the Title Company on or before the expiration of the Feasibility Period. If Purchaser timely delivers such notice of termination, the Earnest Money shall be returned to Purchaser, all obligations of the parties hereunder shall terminate (other than those matters which expressly survive the early termination of this Agreement), and this Agreement shall otherwise have no further force and effect. The parties acknowledge and agree that despite the fact that there are several different parcels which comprise the Property, this Agreement is intended to be one single transaction, and as such, excepting as set forth in Section 4.2 below, Purchaser does not have the right to terminate this Agreement as to fewer than all of such properties and thus any termination by Purchaser shall be considered a termination of this Agreement as a whole. If such notice is not given by the expiration of the Feasibility Period, then Purchaser shall be deemed to have approved the Property and in such event, Purchaser shall be deemed to have waived any further right to terminate this Agreement and the Earnest Money shall have been fully earned by Seller and shall thereafter be non-refundable to Purchaser except as otherwise expressly provided herein. The parties agree that the Title Company shall be and is hereby instructed to disburse the Earnest Money in accordance with the terms of this Agreement, without the need for any additional authorization or documents executed at the time of such disbursement.

4.2
The provisions in Section 4.1 to the contrary notwithstanding, Purchaser may terminate this Agreement as to one or more parcels if Purchaser's due diligence inspections discloses any issue or defect of a material nature with respect to any particular parcel and proceed to close on the remaining parcels with a reduction of the Purchase Price equal to the allocated amount as set forth in Section 2.3 pertaining

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to such terminated parcel or parcels. Purchaser shall give written notice to Seller upon discovery of any issue or defect pertaining to a particular parcel that is unacceptable to Purchaser. Seller shall not be obligated to cure or attempt to cure any such issue or defect but, should any such issue or defect raised by Purchaser as to a particular parcel remain uncured as of the expiration of the Feasibility Period, then Purchaser may elect to terminate this Agreement as to such parcel by delivering written notice thereof to Seller by the expiration of the Feasibility Period.

4.3
Subject to the terms hereof, Purchaser, and any employee, agent, or principal of, or independent contractor with, Purchaser, shall have the right during the Feasibility Period to enter upon the Property for any purpose contemplated by the terms and conditions hereof; provided, however, that any entry shall be at the sole cost, expense and risk of Purchaser, and that Purchaser hereby indemnifies and agrees to hold Seller harmless from and against any and all loss, cost or expense (including attorneys' fees and expenses) resulting directly or indirectly, from any entry by Purchaser, or any employee, agent, principal of, or independent contractor with, the Purchaser, upon the Property. Provided, further, that any entry upon the Property by Purchaser for the purpose of conducting such inspections shall be reasonably coordinated in advance with Seller as to scheduling and other such details and Seller may be present during any such entry. Further, Purchaser agrees to (a) satisfy any and all mechanic's liens which may be filed or threatened against the Property as a result of such entry by Purchaser, or any employee, agent, principal of, or independent contractor with, the Purchaser onto and inspection of the Property, and (b) if this transaction does not close, repair any damage to the Property caused by Purchaser or its agents or employees and to restore the Property to substantially the same condition existing on the Effective Date hereof. Prior to any entry on the Property, Purchaser shall provide to Seller evidence of the following insurance: (i) comprehensive commercial general liability insurance for personal injury (including wrongful death) and damage to property covering any occurrence on the Property and any act or omission by Purchaser, its agents, employees, contractors, subcontractors and invitees (with a combined single limit of liability for bodily injury and property damage of not less than $1,000,000 per occurrence and $2,000,000.00 in the aggregate); and (ii) employers' liability insurance (and workers compensation, if required) in accordance with applicable state law. The liability policy shall contain an endorsement naming Seller as an additional insured, and shall require at least thirty (30) days' prior written notice to Seller of any material change, non-renewal or cancellation of any such policy. No inspection of the Property by Purchaser under the provisions of this Section 4 shall interfere with the operation of the Property or the conduct of business thereon by Seller or any Tenants or their respective employees and invitees.

4.4
Seller hereby consents to Purchaser conducting a Phase I Environmental Site Assessment of the Property during the Feasibility Period, if it so desires. Purchaser shall promptly furnish a copy thereof to Seller as provided above. If, as a result of the Phase I Environmental Site Assessment of the Property which Purchaser so

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obtains, Purchaser deems it appropriate to have a Phase II Environmental Site Assessment ("Phase II") of the Property performed, Purchaser shall present Seller with a detailed plan or proposal for the conducting of the Phase II for Seller's information. Seller may have a representative present at any time that Purchaser or its representative is on the Property for any and all such testing or inspection of the Property. Purchaser shall provide Seller at least seventy-two (72) hours advance written notice before it conducts any Phase II test and at least twenty-four (24) hours advance written notice of any such other proposed testing to be conducted, at any time, on the Property by Purchaser or its representative. Purchaser and its agents, employees and contractors shall keep in strict confidence all information obtained related to such tests and inspections of the Property, and this obligation shall survive the termination of this Agreement, for any reason, for a period of one (1) year.
The terms and conditions contained in this Section 4 shall survive the termination of this Agreement or the Closing, whichever is applicable.
5.    Due Diligence Materials. Within five (5) business days after the Effective Date hereof, Seller will provide Purchaser with a response to the Due Diligence Request List attached as a part hereof as Exhibit "E" by indicating with respect to each of the Classen Curve Property, the Triangle Property, the NHP Property and the Future Development Property items on the Due Diligence Request List for which the response is "Not Applicable" or for which the response is "None" and to deliver or cause to be delivered to Purchaser copies of all other documents or items listed on the Due Diligence Request List to the extent the same are in Seller's possession. Specific documents and items that Seller agrees to deliver or caused to be delivered to Purchaser include the following:

5.1	"Classen Curve Property Due Diligence Materials":

(a)	A copy of each of the Classen Curve Leases (which includes any amendments to and modifications thereof).

(b)
A current rent roll as to the Classen Curve Leases, including a list of all Classen Curve Leases, the name of the Classen Curve Tenant and the space and/or square footage of the leased premises according to each such Lease (the "Classen Curve Rent Roll").

(c)	Copies of all Classen Curve Contracts.

(d)	Copies of those certain Deeds relating to the Classen Curve Property (the "Classen Curve Vesting Deeds"), including the following:

i.
Quit Claim Deed from Don A. Karchmer, a single man, to Chesapeake Land Company, L.L.C. dated April 26, 2007 and recorded in the Offices of the Oklahoma County Clerk on May 2, 2007 as Document 2007062319 in Book 10467 at Page 1766-1768;

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ii.
Quit Claim Deed from Grand Western Development, LLC, an Oklahoma limited liability company, and Don A. Karchmer, an unmarried man, individually and as Trustee, to Chesapeake Land Company, LLC dated April 26, 2007 and recorded in the Offices of the Oklahoma County Clerk on May 2, 2007 as Document 2007062320 in Book 10467 at Page 1769-1775;

iii.
Special Warranty Deed from Burl G. Beasley, a single person, to Chesapeake Land Development Company, L.L.C. dated March 30, 2010 and recorded in the Offices of the Oklahoma County Clerk on April 1, 2010 as Document 20100401010374760 in Book RE11333 at Page 1250;

iv.
Special Warranty Deed from Toni K. Lampkin-Marshall, a single person, to Chesapeake Land Development Company, L.L.C. dated January 10, 2011 and recorded in the Offices of the Oklahoma County Clerk on January 12, 2011 as Document 20110112010053160 in Book RE11550 at Page 999;

v.
Special Warranty Deed from Patricia Blakley a/k/a Patricia Blakley-Sturgis, joined by her spouse John Sturgis, to Chesapeake Land Development Company, L.L.C. dated April 11, 2011 and recorded in the Offices of the Oklahoma County Clerk on June 7, 2011 as Document 20110607010684110 in Book RE11648 at Page 500;

vi.
Special Warranty Deed from Samuel J. Stucky, a single person, to Chesapeake Land Development Company, L.L.C. dated June 16, 2010 and recorded in the Offices of the Oklahoma County Clerk on June 21, 2010 as Document 20100621010738270 in Book RE11391 at Page 1483;

vii.
Special Warranty Deed from Yvonne S. Steubing, a/k/a Yvonne S. Steubing, a single person, to Chesapeake Land Development Company, L.L.C. dated August 22, 2011 and recorded in the Offices of the Oklahoma County Clerk on August 31, 2011 as Document 20110831011086660 in Book RE11713 at Page 801; and

viii.
Special Warranty Deed from Donna L. Wallace, a single person, to Chesapeake Land Development Company, L.L.C. dated April 20, 2011 and recorded in the Offices of the Oklahoma County Clerk on May 20, 2011 as Document 20110520010615000 in Book RE11637 at Page 333.

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(e)	Copies of all existing ALTA/ACSM Land Title Surveys relating to the Classen Curve Property (the "Classen Curve Prior Surveys"), including the following:

i.	ALTA/ACSM Land Title Survey prepared by Johnson & Associates, Inc. dated December 12, 2006 (project no. 1686155);

ii.	ALTA/ACSM Land Title Survey prepared by Johnson & Associates, Inc. dated March 9, 2010 (project no. 1686288);

iii.	ALTA/ACSM Land Title Survey prepared by Johnson & Associates, Inc. dated April 8, 2011 (project no. 1686315);

iv.	ALTA/ACSM Land Title Survey prepared by Johnson & Associates, Inc. dated June 3, 2010 (project no. 1686294);

v.	ALTA/ACSM Land Title Survey prepared by Johnson & Associates, Inc. dated August 8, 2011 (project no. 1686323); and

vi.	ALTA/ACSM Land Title Survey prepared by Johnson & Associates, Inc. dated April 14, 2011 (project no. 1686316).

(f)	Copies of any environmental audits, reports or surveys or other geotechnical studies relating to the Classen Curve Property.

(g)
Copies of all existing owner's policies of title insurance and title commitments obtained by Seller relating to the Classen Curve Property (the "Classen Curve Prior Policies"), including the following:

i.
Chicago Title Insurance Company Owner's Policy of Title Insurance as issued by Capitol Abstract & Title Company policy no. O‑106-6090586 (and bearing File No. 6090586) dated May 2, 2007 insuring Chesapeake Land Company, L.L.C.;

ii.
Chicago Title Insurance Company Owner's Policy of Title Insurance as issued by Capitol Abstract & Title Company policy no. O106-06-10020664 (and bearing File No. 10020664) dated April 1, 2010 insuring Chesapeake Land Development Company, L.L.C.;

iii.
Chicago Title Insurance Company Owner's Policy of Title Insurance as issued by Capitol Abstract & Title Company policy no. O106-06-10120018 (and bearing File No. 10120018) dated January 12, 2011 insuring Chesapeake Land Development Company, L.L.C.;

iv.	Chicago Title Insurance Company Owner's Policy of Title Insurance as issued by Capitol Abstract & Title Company policy no.

PURCHASE AND SALE AGREEMENT    13

O106-06-1100787 (and bearing File No. 1100787) dated June 7, 2011 insuring Chesapeake Land Development Company, L.L.C.;

v.
Chicago Title Insurance Company Owner's Policy of Title Insurance as issued by Capitol Abstract & Title Company policy no. O106-06-10050605 (and bearing File No. 10050605) dated June 21, 2010 insuring Chesapeake Land Development Company, L.L.C.;

vi.
Old Republic National Title Insurance Company Owner's Policy of Title Insurance as issued by Old Republic National Title Insurance Company policy no. OX 480496 (and bearing Case No. 21107-080016) dated August 31, 2011 insuring Chesapeake Land Development Company, L.L.C.; and

vii.
Chicago Title Insurance Company Owner's Policy of Title Insurance as issued by Capitol Abstract & Title Company policy no. O106-06-1101668 (and bearing File No. 1101668) dated May 20, 2011 insuring Chesapeake Land Development Company, L.L.C.

(h)	Copies of any and all Certificates of Occupancy which Seller has with regard to the Classen Curve Property.

(i)	Copies of any and all boiler, elevator or other inspection certificates required by any governmental entity with regard to the Classen Curve Property.

(j)	Copy of the most recent and year to date operating and financial statements for the Classen Curve Property.

5.2	"Triangle Property Due Diligence Materials":

(a)	A copy of each of the Triangle Leases (which includes any amendments to and modifications thereof).

(b)
A current rent roll as to the Triangle Leases, including a list of all Triangle Leases, the name of the Triangle Tenant and the space and/or square footage of the leased premises according to each such Lease (the "Triangle Rent Roll").

(c)	Copies of all Triangle Contracts.

(d)	Copies of those certain Deeds relating to the Triangle Property (the "Triangle Vesting Deeds"), including the following:

vii.	Special Warranty Deed from Reserve National Insurance Company, an Oklahoma corporation, to Chesapeake Land Company, L.L.C. dated August 10, 2006 and recorded in the Offices of the Oklahoma

PURCHASE AND SALE AGREEMENT    14

County Clerk on August 15, 2006 as Document 2006123354 in Book 10211 at Page 1444-1448;

viii.
Special Warranty Deed from SCI Oklahoma Funeral Services, Inc. to Chesapeake Land Company, L.L.C. dated November 8, 2006 and recorded in the Offices of the Oklahoma County Clerk on January 8, 207 as Document 2007003696 in Book 10356 at Page 1291-1295;

ix.
Quit Claim Deed from SCI Oklahoma Funeral Services, Inc., successor by merger to Hahn-Cook Funeral Home, Inc., to Chesapeake Land Company, L.L.C. dated November 8, 2006 and recorded in the Offices of the Oklahoma County Clerk on March 12, 2007 as Document 2007034387 in Book 10414 at Page 1011-1013;

x.
Special Warranty Deed from K.C. Kelley and Martha L. Kelley, husband and wife, and Kenneth Knight and Deborah L. Knight, husband and wife, to Chesapeake Energy Corporation, and its successors and assigns, dated February 23, 2001 and recorded in the Offices of the Oklahoma County Clerk on February 23, 2001 as Document 2001023090 in Book 8021 at Page 1969-1971;

xi.
Journal Entry of Judgment dated June 4, 2010 in the District Court of Oklahoma County, State of Oklahoma, Case No. CV-2010-493, and recorded in the Offices of the Oklahoma County Clerk on August 4, 2010 as Document 20100804010952670 in Book RE11426 at Page 391; and

(e)	Copies of all existing ALTA/ACSM Land Title Surveys relating to the Triangle Property (the "Triangle Prior Surveys"), including the following:

i.	ALTA/ACSM Land Title Survey prepared by Johnson & Associates, Inc. dated August 4, 2006 (project no. 1686120); and

ii.	ALTA/ACSM Land Title Survey prepared by Johnson & Associates, Inc. dated October 4, 2006 (project no. 1686152).

(f)	Copies of any environmental audits, reports or surveys or other geotechnical studies relating to the Triangle Property, including the following:

viii.	Underground Storage Tank Removal Report dated September 24, 2009 prepared by Professional Earth Services, Inc.;

ix.	Underground Storage Tank Fluid Removal Letter Report dated January 8, 2008 prepared by Secor International Incorporated;

x.	Letter Report for Compliance Management dated February 15, 2008 prepared by Secor International Incorporated;

PURCHASE AND SALE AGREEMENT    15

xi.	Asbestos Inspection Report dated March 8, 2009 prepared by Astech Asbestos Support Technologies, Inc.;

xii.	Draft Phase I Environmental Site Assessment dated July 28, 2009 prepared by Bucher, Willis & Ratliff Corporation;

xiii.	Phase I Environmental Site Assessment dated August 3, 2009 prepared by Bucher, Willis & Ratliff Corporation;

xiv.	Letter from Oklahoma Corporation Commission dated November 2, 2009 re Petroleum Storage Tank and Line Closure Report;

xv.	City of Oklahoma City Non-Hazardous Waste Manifest No. 161616 dated June 3, 2010;

xvi.	"No Further Action" letter from Oklahoma Corporation Commission dated July 23, 2010; and

xvii.	Underground Storage Tank Closure Report Form prepared by Genesis Environmental Solutions, LLC dated July 9, 2010.

(g)	Copies of all existing owner's policies of title insurance and title commitments obtained by Seller relating to the Triangle Property (the "Triangle Prior Policies"), including the following:

i.
Chicago Title Insurance Company Owner's Policy of Title Insurance as issued by Capitol Abstract & Title Company policy no. O‑106-6040649 (and bearing File No. 6040649) dated August 15, 2006 insuring Chesapeake Land Company, L.L.C.; and

ii.
Chicago Title Insurance Company Owner's Policy of Title Insurance as issued by Capitol Abstract & Title Company policy no. O‑106-6081145 (and bearing File No. 6081145) dated January 8, 2007 insuring Chesapeake Land Company, L.L.C.

(h)	Copies of any and all Certificates of Occupancy which Seller has with regard to the Triangle Property.

(i)	Copies of any and all boiler, elevator or other inspection certificates required by any governmental entity with regard to the Triangle Property.

(j)	Copy of the most recent and year to date operating and financial statements for the Triangle Property.

PURCHASE AND SALE AGREEMENT    16

5.3	"NHP Property Due Diligence Materials":

(a)	A copy of each of the NHP Leases (which includes any amendments to and modifications thereof).

(b)
A current rent roll as to the NHP Leases, including a list of all NHP Leases, the name of the NHP Tenant and the space and/or square footage of the leased premises according to each such Lease (the "NHP Rent Roll").

(c)	Copies of all NHP Contracts.

(d)	Copies of those certain Deeds relating to the NHP Property (the "NHP Vesting Deeds"), including the following:

iii.
Special Warranty Deed from Plaza North, Ltd, an Oklahoma limited partnership, to Chesapeake Land Company, LLC dated January 6, 2006 and recorded in the Offices of the Oklahoma County Clerk on January 9, 2006 as Document 2006003585 in Book 9978 at Page 800-803;

iv.
Special Warranty Deed from Nichols Hills Development Co., Ltd, an Oklahoma limited partnership, to Chesapeake Land Company, L.L.C. dated January 6, 2006 and recorded in the Offices of the Oklahoma County Clerk on January 10, 2006 as Document 2006004067 in Book 9979 at Page 112-117; and

v.
Correction Special Warranty Deed from Nichols Hills Development Co., Ltd, an Oklahoma limited partnership, to Chesapeake Land Company, LLC dated March 9, 2006 and recorded in the Offices of the Oklahoma County Clerk on March 10, 2006 as Document 2006035508 in Book 10039 at Page 1061-1069.

(e)	Copies of all existing ALTA/ACSM Land Title Surveys relating to the NHP Property (the "NHP Prior Surveys"), including the following:

xviii.	ALTA/ACSM Land Title Survey prepared by Johnson & Associates, Inc. dated January 3, 2006 (project no. 1686065).

(f)	Copies of any environmental audits, reports or surveys or other geotechnical studies relating to the NHP Property.

(g)	Copies of all existing owner's policies of title insurance and title commitments obtained by Seller relating to the NHP Property (the "NHP Prior Policies"), including the following:

i.	Chicago Title Insurance Company Owner's Policy of Title Insurance as issued by Capitol Abstract & Title Company policy no.

PURCHASE AND SALE AGREEMENT    17

5090652-106 (and bearing File No. 5090652) dated January 9, 2006 insuring Chesapeake Land Company, L.L.C.; and

ii.
Chicago Title Insurance Company Owner's Policy of Title Insurance as issued by Capitol Abstract & Title Company policy no. O106-06-8020289 (and bearing File No. 8020289) dated July 3, 2008 insuring Chesapeake Land Company, L.L.C.

(h)	Copies of any and all Certificates of Occupancy which Seller has with regard to the NHP Property.

(i)	Copies of any and all boiler, elevator or other inspection certificates required by any governmental entity with regard to the NHP Property.

(j)	Copy of the most recent and year to date operating and financial statements for the NHP Property.

5.4	"Future Development Property Due Diligence Materials":

(a)	A copy of each of the North Triangle Lease and the Shell Station Lease (which includes any amendments to and modifications thereof);

(b)
A current rent roll as to the North Triangle Lease and the Shell Station Lease (the "Future Development Rent Roll", and together with the Classen Curve Rent Roll, the Triangle Rent Roll and the NHP Rent Roll, collectively the "Rent Rolls");

(c)
Copies of those certain Deeds relating to the Future Development Property (the "Future Development Vesting Deeds" and together with the Classen Curve Vesting Deeds, the Triangle Vesting Deeds and the NHP Vesting Deeds, collectively the "Vesting Deeds"), including the following:

vi.
Special Warranty Deed from Simons Investment Company A Limited Partnership, an Oklahoma limited partnership, to Chesapeake Energy Corporation dated August 13, 2004 and recorded in the Offices of the Oklahoma County Clerk on August 17, 2004 as Document 2004134226 in Book 9429 at Page 1335-1339;

vii.
General Warranty Deed from Estro Incorporated N.V., a Netherlands Antilles Corporation, to Chesapeake Land Company, L.L.C. dated December 14, 2005 and recorded in the Offices of the Oklahoma County Clerk on December 29, 2005 as Document 2005201046 in Book 9968 at Page 583-587;

viii.	Special Warranty Deed from Mark W. Kuehling, a single person, to Chesapeake Land Company, L.L.C. dated March 31, 2008 and

PURCHASE AND SALE AGREEMENT    18

recorded in the Offices of the Oklahoma County Clerk on July 3, 2008 as Document 2008088762 in Book 10850 at Page 926-929;

ix.
Warranty Deed from George Wythe Munford Jr., a/k/a George Wythe Munford, a single person, and Rossie Kent Campbell, a/k/a R. Kent Campbell, a single person, to Chesapeake Land Company, L.L.C. dated February 28, 2007 and recorded in the Offices of the Oklahoma County Clerk on March 1, 2007 as Document 2007029284 in Book 101040450 at Page 1299;

x.
Limited Liability Company Warranty Deed from Brooks Investments, L.L.C., an Oklahoma limited liability company, to Chesapeake Land Company, L.L.C. dated February 28, 2007 and recorded in the Offices of the Oklahoma County Clerk on March 1, 2007 as Document 2007029283 in Book 10404 at Page 1298;

xi.
Warranty Deed from Carson L. Carter III, and joined by his spouse Celeste R. Carter, to Chesapeake Land Company, L.L.C. dated March 7, 2007 and recorded in the Offices of the Oklahoma County Clerk on March 8, 2007 as Document 2007032849 in Book 10411 at Page 1507;

xii.
Warranty Deed from Marla S. Balentine, Trustee or her successors in trust under the Marla S. Balentine Living Trust dated April 15, 1996, to Chesapeake Land Company, L.L.C. dated March 30, 2007 and recorded in the Offices of the Oklahoma County Clerk on April 5, 2007 as Document 2007047955 in Book 10439 at Page 783;

xiii.
Warranty Deed from Mile F. Gillidette, and joined by his spouse Nancy J.D. Gillidette, to Chesapeake Land Company, L.L.C. dated April 10, 2007 and recorded in the Offices of the Oklahoma County Clerk on April 11, 2007 as Document 2007051489 in Book 10445 at Page 1792;

xiv.
Warranty Deed from Jacquelyn Thomas and Venice L. Thomas Sr., wife and husband, to Chesapeake Land Company, L.L.C. dated March 28, 2007 and recorded in the Offices of the Oklahoma County Clerk on March 29, 2007 as Document 2007044401 in Book 10432 at Page 523;

xv.
Warranty Deed from Lilliam Gambulos, a single person, to Chesapeake Land Company, L.L.C. dated March 22, 2007 and recorded in the Offices of the Oklahoma County Clerk on March 26, 2007 as Document 2007041887 in Book 10427 at Page 1162;

PURCHASE AND SALE AGREEMENT    19

xvi.
Warranty Deed from Quinette C. Henry f/k/a/ Quinette C. Williams, and joined by her spouse Earl James Henry, to Chesapeake Land Company, L.L.C. dated March 22, 2007 and recorded in the Offices of the Oklahoma County Clerk on March 26, 2007 as Document 2007041886 in Book 10427 at Page 1161;

xvii.
Quit Claim Deed from Chesapeake Land Development Company, L.L.C., an Oklahoma limited liability company formerly known as Chesapeake Land Company, L.L.C., to Chesapeake Land Development Company, L.L.C. dated January 21, 2010 and recorded in the Offices of the Oklahoma County Clerk on February 8, 2010 as Document 20100208010146070 in Book RE11298 at Page 1323;

xviii.
Removal of Kings Court Condominium from Provisions of Unit Ownership Estate Act and Revocation of Declaration of Covenants, Conditions and Restrictions for Kings Court Condominium dated January 31, 2010 and recorded in the Offices of the Oklahoma County Clerk on February 8, 2010 as Document 20100208010146060 in Book RE11298 at Page 1320;

xix.
Special Warranty Deed from The Trust Company of Oklahoma, Trustee of the Jack W. Owens Trust, a testamentary trust, to Chesapeake Land Company, L.L.C. dated January 25, 2008 and recorded in the Offices of the Oklahoma County Clerk on January 30, 2008 as Document 2008013444 in Book 10718 at Page 268-271; and

xx.
Special Warranty Deed from Kensington-1985 Limited Partnership, an Oklahoma limited partnership, to Chesapeake Land Company, L.L.C. dated June 1, 2005 and recorded in the Offices of the Oklahoma County Clerk on June 3, 2005 as Document 2005083360 in Book 9732 at Page 1740-1741.

(d)
Copies of any existing ALTA/ACSM Land Title Surveys relating to the Future Development Property (the "Future Development Prior Surveys" and together with the Classen Curve Prior Surveys, the Triangle Prior Surveys and the NHP Prior Surveys, collectively the "Prior Surveys"), including the following:

xix.	ALTA/ACSM Land Title Survey prepared by Johnson & Associates, Inc. dated November 29, 2007 (project no. 1686221);

xx.	Topographic Survey prepared by Johnson & Associates, Inc. dated January 25, 2008 (project no. 1686230);

xxi.	ALTA/ACSM Land Title Survey prepared by Johnson & Associates, Inc. dated August 12, 2004 (project no. 1686031); and

PURCHASE AND SALE AGREEMENT    20

xxii.	ALTA/ACSM Land Title Survey prepared by Johnson & Associates, Inc. dated December 22, 2005 (project no. 1686089).

(e)	Copies of any environmental audits, reports or surveys or other geotechnical studies relating to the Future Development Property, including the following:

iii.	Limited Site Investigation of Kensington Apartment, 6205 NW Grand Blvd., Oklahoma City, Oklahoma County, Oklahoma, prepared by Terracon dated April 6, 2007, Project No. 03077009; and

iv.	Limited Environmental Site Assessment of Kensington Apartment, 6205 NW Grand Blvd., Oklahoma City, Oklahoma County, Oklahoma, prepared by Terracon, dated February 23, 2007, Project No. 03077714.

(f)
Copies of any existing owner's policies of title insurance and title commitments obtained by Seller relating to the Future Development Property (the "Future Development Prior Policies" and together with the Classen Curve Prior Policies, the Triangle Prior Policies and the NHP Prior Policies, collectively the "Prior Policies"), including the following:

iii.
Chicago Title Insurance Company Owner's Policy of Title Insurance as issued by Capitol Abstract & Title Company policy no. O106-06-7100780 (and bearing File No. 7100780) dated January 30, 2008 insuring Chesapeake Land Company, L.L.C.; and

iv.
Lawyers Title Insurance Corporation Owner's Policy of Title Insurance as issued by Lawyers Title Insurance Corporation policy no. A75-0878668 (and bearing Case No. CEC 2504-8116) dated June 3, 2005 insuring Chesapeake Land Company, L.L.C.

The Classen Curve Due Diligence Materials, Triangle Due Diligence Materials, NHP Due Diligence Materials and Future Development Property Due Diligence Materials are hereinafter referred to collectively as "Due Diligence Materials". All of the Due Diligence Materials are Confidential Information (defined below) and shall be treated in strict accordance with Section 20.7 below. If the transaction contemplated by this Agreement fails to close for any reason whatsoever, Purchaser shall promptly return to Seller all of the Due Diligence Materials and will not retain any copies, extracts or other reproductions in whole or in part thereof. Further, any documents incorporating or generated from any such Confidential Information that are prepared by Purchaser or its agents shall be destroyed, along with all copies and reproductions thereof. Purchaser acknowledges and agrees that, except for the representations and warranties of Seller expressly set forth in Section 7 hereof (as limited by Section 9 hereof), Seller delivers or makes available the Due Diligence Materials described in this Section 5 without representation or warranty as to the accuracy thereof, and Purchaser specifically acknowledges and agrees that Seller shall have no liability or responsibility for any inaccuracy thereof. PURCHASER ACKNOWLEDGES AND UNDERSTANDS THAT SOME OF THE DUE DILIGENCE MATERIALS AND OTHER

PURCHASE AND SALE AGREEMENT    21

INFORMATION PROVIDED OR MADE AVAILABLE TO PURCHASER PURSUANT TO THIS AGREEMENT HAS BEEN PREPARED BY PARTIES OTHER THAN SELLER OR ITS AFFILIATES AND EXCEPT AS EXPRESSLY SET FORTH IN SECTION 7 HEREOF, THAT NEITHER SELLER NOR ANY OF ITS AFFILIATES NOR ANY OF THEIR RESPECTIVE MEMBERS, OFFICERS, EMPLOYEES, AGENTS, ATTORNEYS, BROKERS OR CONTRACTORS MAKE NOR HAVE MADE ANY REPRESENTATION OR WARRANTY WHATSOEVER, EXPRESS OR IMPLIED, AS TO THE COMPLETENESS, CONTENT OR ACCURACY THEREOF. PURCHASER SPECIFICALLY RELEASES SELLER, AND ITS AFFILIATES AND THEIR RESPECTIVE MEMBERS, OFFICERS, EMPLOYEES, AGENTS, ATTORNEYS, BROKERS AND CONTRACTORS FROM ALL CLAIMS, DEMANDS, CAUSES OF ACTION, JUDGMENTS, LOSSES, DAMAGES, LIABILITIES, COSTS AND EXPENSES (INCLUDING ATTORNEY'S FEES WHETHER SUIT IS INSTITUTED OR NOT), WHETHER KNOWN OR UNKNOWN, LIQUIDATED OR CONTINGENT, ASSERTED AGAINST OR INCURRED BY PURCHASER BY REASON OF THE INFORMATION CONTAINED IN, OR THAT SHOULD HAVE BEEN CONTAINED IN, SUCH DUE DILIGENCE MATERIALS OR OTHER INFORMATION THAT HAS BEEN PREPARED BY PARTIES OTHER THAN SELLER OR ITS AFFILIATES.
6.    Title; Survey; Objections.

6.1
Within thirty (30) days from the Effective Date, Purchaser shall obtain a commitment for title insurance issued by the Title Company covering the Property (the "Title Commitment") for an Owner's Policy of Title Insurance ("Title Policy"), and legible copies of any restrictive covenants and documents evidencing exceptions in the Title Commitment (the "Exception Documents"). Purchaser shall promptly deliver a copy of the Title Commitment and all Exception Documents to Seller.

6.2
Within thirty (30) days from the Effective Date, Purchaser shall obtain one or more surveys of the Property prepared in conformance with ALTA standards, certified to Purchaser, the Title Company and Seller, as of a date after the Effective Date, by a registered professional engineer or registered professional surveyor selected by Purchaser and plotting the Exception Documents on the Land (the "Surveys"). Purchaser shall promptly deliver a copy of the Surveys to Seller.

6.3
By that date which is five (5) days after Purchaser's receipt of the later of the Title Commitment and Surveys (the "Objection Deadline"), Purchaser may give written notice to Seller and the Title Company ("Objection Notice") of any matters contained in the Title Commitment or the Surveys to which Purchaser objects ("Title Objections"). Any matters in the Title Commitment or Surveys to which Purchaser does not timely object (or to which Purchaser objects but which Seller is not obligated to cure) shall constitute "Permitted Exceptions." The parties agree that items which appear as exceptions to any Vesting Deeds or on the Prior Policies and any matters reflected on any of the Prior Surveys shall be Permitted Exceptions on the Deeds; however, Purchaser may include any such items as Title Objections. Seller shall not be obligated to cure or attempt to cure any Title Objection, other than for unpaid real

PURCHASE AND SALE AGREEMENT    22

estate taxes and assessments, voluntary liens or mortgages filed against the Property or mechanics liens resulting directly from the acts or omissions of Seller or any tenant (collectively, "Monetary Liens"). Regardless of whether or not Purchaser has notified Seller of Purchaser's objection thereto, failure of Purchaser to object to a Monetary Lien shall in no event be deemed a waiver of Purchaser's right to require Seller to remove such Monetary Lien. Should any such Title Objections remain uncured as of the expiration of the Feasibility Period, then Purchaser's sole and exclusive rights under this Agreement shall be to: (i) terminate this Agreement with respect to a particular parcel in accordance with Section 4.2 by delivering written notice thereof by the expiration of the Feasibility Period; (ii) terminate this Agreement in its entirety by delivering written notice thereof by the expiration of the Feasibility Period in which case the Earnest Money shall be immediately refunded to Purchaser and thereafter neither Purchaser nor Seller shall have any further rights or obligations hereunder (except for those which expressly survive the termination hereof); or (iii) waive any Title Objections and close under this Agreement. In the event that Purchaser does not timely terminate this Agreement as provided herein, then Purchaser shall be deemed to have approved the state of the title to the Property, and Purchaser shall have no further right to terminate this Agreement pursuant to this Section 6.3.

6.4
In the event that subsequent to the expiration of the Feasibility Period and prior to Closing, any new matter affecting title to which Purchaser objects is filed, Purchaser shall immediately give notice to Seller and the Title Company of any such Additional Title Objections. By notice to Purchaser, Seller shall advise Purchaser whether Seller is able and willing to satisfy or cure such Additional Title Objections or is unwilling or unable to cure such Additional Title Objections at or prior to Closing. If requested, Seller shall have a period of not more than fifteen (15) additional days after the proposed Closing Date in which to cause the Additional Title Objections to be satisfied, in which case the Closing Date shall be extended to the extent necessary to enable Seller to so satisfy the Additional Title Objections. Failure of Seller to cure the Additional Title Objections by such extended Closing Date shall give Purchaser the same rights as provided in Section 6.3 to elect to terminate or to waive the Additional Title Objections and proceed to close.

7.    Representations, Warranties and Covenants of Seller. Seller represents, warrants and covenants to Purchaser as of the Effective Date and the Closing Date as follows:

7.1
Authority. Seller is a duly organized and validly existing limited liability company in good standing under the laws of the State of Oklahoma and is taxed as a corporation for federal income tax purposes. Seller has full capacity, right, power and authority to execute, deliver and perform this Agreement and all documents to be executed by Seller pursuant hereto, and any required action and approvals therefor have been duly taken and obtained. The individuals signing this Agreement and all other documents executed or to be executed pursuant hereto on behalf of Seller are and shall be duly authorized to sign the same on Seller's behalf and to bind Seller thereto.

PURCHASE AND SALE AGREEMENT    23

This Agreement and all documents to be executed pursuant hereto by Seller are and shall be binding upon and enforceable against Seller in accordance with their respective terms. Neither the execution, delivery or performance of this Agreement by Seller, nor the consummation of the transactions contemplated hereby will violate any order, judgment, injunction, award or decree of any court or arbitration body, by or to which Seller or the Property are or may be bound or subject.

7.2
Legal Compliance. To Seller's knowledge, Seller has not received any currently effective written notice from any governmental authority (local, state and federal) having jurisdiction over the Property alleging that the Property or any portion of the Property is in violation of or in non-compliance with applicable building codes, laws, ordinances or regulations.

7.3
Environmental. To Seller's knowledge, Seller has not received any currently effective written notice from any governmental authority having jurisdiction over the Property notifying Seller that (i) the Property is in violation of any Environmental Laws (defined below), or (ii) there are "hazardous substances" or "hazardous waste" (as defined by any Environmental Laws) on the Property in a manner or quantity that presently violates any Environmental Law.

7.4
Land Use. To Seller's knowledge, Seller has not received any currently effective written notice from any governmental authority having jurisdiction over the Property of any pending or threatened (in writing) condemnation, zoning or other land use regulation proceedings which affects the Property.

7.5
Contracts. Attached hereto as Exhibits "B-1", "B-2" and "B-3" to this Agreement are true, correct and complete schedules in all material respects of all currently existing Contracts, complete copies of which Contracts have been or will be provided to Purchaser. There are no Contracts or agreements affecting the Land or the Improvements which will survive Closing and be binding upon Purchaser except as disclosed in Exhibits "B-1", "B-2" and "B-3" attached hereto and, to Seller's knowledge, no party is in material default under any such Contracts.

7.6	Rent Rolls. Attached hereto collectively as Exhibit "C" to this Agreement are the Rent Rolls, which are true, correct and complete in all material aspects.

7.7
Leases. True and complete copies of all Leases with the Tenants as identified on the Rent Rolls have been or will be provided to Purchaser. There are no leases, amendments, subleases, reciprocal easement agreements, or other agreements (whether written or oral) by which any person or other entity is entitled to occupy any portion of the Property except for the Leases as set forth in Exhibit "C". Except as may be provided on Schedule 7.7 attached and made a part hereof, Seller has not (i) provided written notice to any Tenant setting forth a default by such Tenant under its Lease or provided notice to any party setting forth a default under a recorded reciprocal easement agreement that remains uncured, or (ii) to Seller's knowledge, received any written notice from any Tenant setting forth a default by Landlord under

PURCHASE AND SALE AGREEMENT    24

any Lease or received written notice from any party setting forth a default under any recorded reciprocal easement agreement that remains uncured.

7.8
Lease Obligations. Except as identified on Schedule 7.8 attached and made a part hereof, all (a) tenant improvements or work to be done, furnished or paid for by Seller, or (b) construction allowances or rent abatements to be provided by Seller, for, or in connection with, any Tenant pursuant to the terms of any of the Leases have been completed and paid for. Except as set forth in Schedule 7.8 attached and made a part hereof, there are no leasing, brokerage or like commissions, fees or payments due from Seller, or may become due, in respect of any of the Leases for any current terms or exercised renewals, extensions or expansions.

7.9
Tangible Personal Property. Attached hereto collectively as Exhibit "D" to this Agreement is an inventory of the Tangible Personal Property which is, to Seller's knowledge, true, correct and complete in all material respects and except as set forth on Exhibit "D", the Tangible Personal Property is free and clear of all liens, charges and encumbrances.

7.10
No Other Material Agreements. Except as set forth in this Agreement or as may be otherwise reflected in the Leases, the Prior Policies or Prior Surveys, or the Title Commitment (and with respect only to subparagraph (ii) herein, also the Contracts), to Seller's knowledge, there is no currently valid and binding (i) agreement, lease, reciprocal easement agreement, option or right of first refusal to which Seller is a party which grants to any person or entity, other than Purchaser, the present or future right to purchase, occupy, lease or otherwise acquire an interest in the Property or any part thereof, or (ii) agreement to which Seller is a party regarding the development, servicing, maintenance, repair or operation of the Property or any material part thereof.

7.11
Financial Information. All operating statements, rent rolls, lists of tenant security deposits and/or other information pertaining to the income and expenses of the Property delivered or made available to Purchaser by Seller pursuant to the provisions of this Agreement are true, correct and complete in all material respects, and do not contain any material inaccuracies or omissions.

7.12
Litigation. Except as set forth on Schedule 7.12 attached and made a part hereof, to Seller's knowledge, there is no litigation or other legal proceedings (including bankruptcy) pending against Seller (and to Seller's knowledge, Seller has not received any written notice threatening Seller with the filing of any litigation or other legal proceeding against Seller), relating to or which is likely to materially and adversely affect the use or operation of any of the Properties as currently being operated by Seller or materially and adversely affect the ability of Seller to perform its obligations under this Agreement.

7.13	No Foreign Person. Seller is not a "foreign person" within the meaning of Section 1445 of the Internal Revenue Code and is not, and will not become, a person or entity

PURCHASE AND SALE AGREEMENT    25

with whom U.S. persons are restricted from doing business with under the regulations of the Office of Foreign Asset Control ("OFAC") of the Department of Treasury (including those named on OFAC's Specially Designated and Blocked Persons list) or under any statute, executive order (including the September 24, 2001 Executive Order Blocking Property and Prohibiting Transactions With Persons Who Commit, Threaten to Commit, or Support Terrorism), the USA Patriot Act, or other governmental action.

7.14
Construction at Classen Curve Property. As of the Effective Date, Seller is in the process of completing certain improvements to the Classen Curve Property which have been commenced, namely certain paving and landscaping work (the "Curve Construction Work") pursuant to that certain AIA Standard Form of Agreement Between Owner and Contractor dated February 11, 2013 (as amended, the "Curve Construction Contract") with Smith & Pickel Construction, Inc. ("Contractor").

7.15	Operation and Maintenance Prior to Closing. From the Effective Date until the Closing Date or earlier termination of this Agreement, Seller shall:

(a)
Continue to operate, maintain and repair the Property, or cause the Property to be operated, maintained and repaired in the same manner as had existed prior to the Effective Date hereof (ordinary wear, tear and casualty excepted), and in the ordinary course of its business in the manner of a reasonably prudent owner similarly situated, and including the diligent prosecution of the Curve Construction Work pursuant to the Curve Construction Contract;

(b)	Keep in existence all fire and extended coverage insurance policies, and all liability insurance policies that are in existence as of the Effective Date of this Agreement with respect to the Property;

(c)
Pay all obligations (or the installment thereof then due and payable, if any such obligations are payable in installments) relating to any real estate taxes or assessments, capital charges, impound, connection or development fees imposed by any governmental authority, or any public or private utility relating to the Land and Improvements which are due and payable prior to the Closing Date;

(d)
Upon written notice from Purchaser after expiration of the Feasibility Period, give appropriate notices of termination of Contracts designated by Purchaser (but only to the extent termination is permitted thereunder without a penalty); provided, however, that if the notice period required to terminate such Contracts will not have run prior to Closing, Purchaser shall accept the termination of the Contract consistent with the notice period provided in the respective Contract;

(e)	Not enter into any contracts or agreements (other than Proposed Lease Transactions permitted under the terms and conditions below) to which

PURCHASE AND SALE AGREEMENT    26

Purchaser or the Property may be or may become subject without the express written approval of Purchaser which approval shall not be unreasonably conditioned, withheld or delayed;

(f)	Not file any administrative proceedings including, without limitation, zoning, variance, code enforcement and regulatory which affect the Property; and

(g)
Advise Purchaser promptly of the receipt by Seller of any written notice of any filed or threatened litigation, arbitration, condemnation, or administrative (including, without limitation, zoning, variance, code enforcement and regulatory) proceedings before any officer, court, board, governmental body or agency which could materially affect the right of Purchaser to own, occupy, lease, and operate the Property.

7.16
Accuracy of Representations and Warranties. All representations and warranties of Seller contained in this Agreement are true and correct as of the Effective Date of this Agreement and shall be true and correct as of the Closing Date. In the event that Purchaser has knowledge, through its due diligence investigations or otherwise, that any of the representations or warranties made by Seller under this Agreement were not true or correct, and if Purchaser nevertheless closes the transaction contemplated by this Agreement, then Purchaser shall be deemed to have waived any claim of breach of such representation and warranty and shall have no further claim against Seller with respect thereto.

"Seller's knowledge," as used in this Agreement, shall mean the current actual knowledge of Tim Denny, without any obligation on such person's part to make any independent investigation of the matters being represented, or to make any inquiry of any other persons, or to search or examine any files, records, books, correspondence, and the like.
8.    Representations and Warranties of Purchaser. Purchaser represents and warrants to Seller that Purchaser is a duly organized and validly existing limited liability company in good standing under the laws of the state of its organization. Purchaser has full capacity, right, power and authority to execute, deliver and perform this Agreement and all documents to be executed by Purchaser pursuant hereto, and all required action and approvals therefor have been duly taken and obtained. The individuals signing this Agreement and all other documents executed or to be executed pursuant hereto on behalf of Purchaser are and shall be duly authorized to sign the same on Purchaser's behalf and to bind Purchaser thereto. Neither the execution, delivery or performance of this Agreement by Purchaser, nor the consummation of the transactions contemplated hereby will (a) violate or conflict with any provision of the organizational documents of Purchaser, or (b) violate any order, judgment, injunction, award or decree of any court or arbitration body, by or to which Purchaser is or may be bound or subject. All representations and warranties of Purchaser contained in this Agreement are true and correct as of the Effective Date of this Agreement and shall be true and correct as of the Closing Date. All representations and warranties of Purchaser set forth herein shall survive the Closing or earlier termination of this Agreement for a period of twelve (12) months.

PURCHASE AND SALE AGREEMENT    27

9.    Disclaimers; Releases and Limitations.

9.1
PURCHASER REPRESENTS AND WARRANTS TO SELLER THAT PURCHASER IS A KNOWLEDGEABLE, EXPERIENCED AND SOPHISTICATED BUYER OF REAL ESTATE. PURCHASER ACKNOWLEDGES THAT, EXCEPT FOR THE REPRESENTATIONS AND WARRANTIES MADE BY SELLER IN SECTION 7 (AND IF AND TO THE EXTENT LIMITED BY THIS SECTION 9) AND IN THE DEEDS, PURCHASER HAS NOT RELIED UPON AND WILL NOT RELY UPON, EITHER DIRECTLY OR INDIRECTLY, ANY STATEMENT OF SELLER OR ANY OF ITS AFFILIATES OR ANY MEMBER, OFFICER, DIRECTOR, TRUSTEE, AGENT, EMPLOYEE OR OTHER PERSON ACTING OR PURPORTING TO ACT ON BEHALF OF SELLER OR ANY OF ITS AFFILIATES.

9.2
WITHOUT IN ANY MANNER LIMITING THE PROVISIONS OF THE PRECEDING PARAGRAPH, AS A MATERIAL PART OF THE CONSIDERATION FOR THIS AGREEMENT, SELLER AND PURCHASER AGREE THAT PURCHASER IS TAKING THE PROPERTY "AS IS", "WHERE IS" AND "WITH ALL FAULTS" AND WITH ANY AND ALL LATENT AND PATENT DEFECTS AND THAT THERE IS NO WARRANTY OR REPRESENTATION, EXPRESS OR IMPLIED, OF ANY KIND OR NATURE (INCLUDING, WITHOUT LIMITATION, WARRANTIES WITH RESPECT TO HABITABILITY, MARKETABILITY, USE OR FITNESS FOR A PARTICULAR PURPOSE) MADE BY SELLER WITH RESPECT TO THE PROPERTY (EXCEPT FOR THE REPRESENTATIONS OF SELLER EXPRESSLY SET FORTH IN SECTION 7 (AND IF AND TO THE EXTENT LIMITED BY THIS SECTION 9) AND IN THE DEEDS, ALL OTHER REPRESENTATIONS AND WARRANTIES, BOTH EXPRESS AND IMPLIED, ARE HEREBY EXPRESSLY DISCLAIMED AND DENIED. PURCHASER ACKNOWLEDGES THAT IT HAS BEEN OR WILL BE GIVEN ADEQUATE TIME TO CONDUCT WHATEVER EXAMINATION, EVALUATIONS, INSPECTIONS, REVIEWS, STUDIES OR TESTS OF THE PROPERTY AND ITS CONDITION AS PURCHASER MAY DESIRE OR DETERMINE WARRANTED, AND THAT PURCHASER IS NOT RELYING ON ANY REPRESENTATION, WARRANTY, STATEMENT OR OTHER ASSERTION WITH RESPECT TO THE PROPERTY OR ITS CONDITION BY SELLER (EXCEPT FOR THE REPRESENTATIONS OF SELLER EXPRESSLY SET FORTH IN SECTION 7 [AND IF AND TO THE EXTENT LIMITED BY THIS SECTION 9] AND IN THE DEEDS) OR ANY OF SELLER'S AFFILIATES OR ANY MEMBER, OFFICER, DIRECTOR, TRUSTEE, AGENT, EMPLOYEE OR OTHER PERSON ACTING OR PURPORTING TO ACT ON BEHALF OF SELLER OR ANY OF ITS AFFILIATES, BUT PURCHASER IS RELYING SOLELY ON ITS OWN EXAMINATION, EVALUATIONS, INSPECTIONS, REVIEWS, STUDIES OR TESTS OF THE PROPERTY.

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9.3
WITHOUT LIMITING THE PROVISIONS OF PRECEDING PARAGRAPHS, EXCEPT FOR THE REPRESENTATIONS OF SELLER EXPRESSLY SET FORTH IN SECTION 7 (AND IF AND TO THE EXTENT LIMITED BY THIS SECTION 9), PURCHASER EXPRESSLY RELEASES AND DISCHARGES SELLER AND ITS AFFILIATES, MEMBERS, PARTNERS, OFFICERS, DIRECTORS, SHAREHOLDERS, EMPLOYEES, ATTORNEYS, AGENTS, BROKERS AND CONTRACTORS FROM ANY AND ALL OBLIGATIONS, CLAIMS, ADMINISTRATIVE PROCEEDINGS, JUDGMENTS, DAMAGES, FINES, COSTS, AND LIABILITIES ARISING OUT OF OR RELATING TO THE PHYSICAL CONDITION OF THE PROPERTY OR ANY PORTION THEREOF (COLLECTIVELY THE "CLAIMS") (WHETHER KNOWN OR UNKNOWN, AND WHETHER CONTINGENT OR LIQUIDATED) INCLUDING, BUT NOT LIMITED TO, THE ENVIRONMENTAL CONDITION WHICH SHALL INCLUDE, WITHOUT LIMITATION, THE WATER, SOIL AND GEOLOGICAL CONDITION OF, AND ANY ENVIRONMENTAL RISK RELATING TO, THE PROPERTY, WHETHER THE SAME ARE A RESULT OF NEGLIGENCE OR OTHERWISE. The release set forth in this paragraph specifically includes any Claims under any Environmental Laws or with respect to any Environmental Risk. "Environmental Laws" means all applicable legal requirements regarding health, safety or the environment and includes, but is not limited to, the Solid Waste Disposal Act, as amended by the Resource Conservation and Recovery Act (42 U.S.C. §§ 6901 et seq.), the Comprehensive Environmental Response, Compensation and Liability Act of 1980 (42 U.S.C. §§ 9601 et seq.), the Emergency Planning and Community Right to Know Act (42 U.S.C. §§ 11001 et seq.), the Clean Air Act (42 U.S.C. §§ 7401 et seq.), the Clean Water Act (33 U.S.C. §§ 1251 et seq.), the Toxic Substances Control Act (15 U.S.C. §§ 2601 et seq.), the Hazardous Materials Transportation Act (49 U.S.C. §§ 1801 et seq.), the Occupational Safety and Health Act (29 U.S.C. §§ 651 et seq.), the Federal Insecticide, Fungicide and Rodenticide Act (7 U.S.C. §§ 136 et seq.), and the Safe Drinking Water Act (42 U.S.C. §§ 300f et seq.), as any of the same may be amended from time to time, and any other state or local law dealing with environmental matters, and any regulations, orders, rules, procedures, guidelines and the like promulgated in connection therewith, regardless of whether the same are in existence on the date of this Agreement. EXCEPT AS EXPRESSLY SET FORTH IN SECTION 7, IT IS SPECIFICALLY INTENDED BY SELLER AND PURCHASER THAT THE RELEASE CONTAINED HEREIN BE WITHOUT LIMIT, IRRESPECTIVE OF THE CAUSE OR CAUSES OF ANY SUCH CLAIMS (INCLUDING, WITHOUT LIMITATION, PRE-EXISTING CONDITIONS, STRICT LIABILITY OR THE NEGLIGENCE OF ANY PARTY OR PARTIES [INCLUDING SELLER], WHETHER SUCH NEGLIGENCE BE SOLE, JOINT OR CONCURRENT, ACTIVE OR PASSIVE). An "Environmental Risk" consists of (a) the presence of any asbestos or asbestos containing materials, (b) the presence, Release, threatened Release, discharge, or threatened discharge of any radioactive materials or "hazardous substance" or "hazardous waste" (as defined by any Environmental Laws), or (c) the presence, Release, threatened Release, discharge, or threatened discharge of any oil or other substance containing

PURCHASE AND SALE AGREEMENT    29

polychlorinated biphenyl (as defined in 40 CFR 761.3). "Release" shall mean without limitation any spilling, leaking, pumping, pouring, emitting, emptying, discharging, injecting, escaping, leaching, dumping, or disposing into the environment (including the abandonment or discarding of barrels, containers and other closed receptacles).

9.4
Notwithstanding the foregoing or anything else in this Agreement to the contrary, any right of Purchaser to bring any action, claim, suit or proceeding against, or to otherwise recover from, Seller for the breach of any representation or warranty contained in this Agreement, shall be expressly limited by and subject to the following conditions:

(a)
Purchaser may bring any such action, claim or proceeding or seek such recovery for any such breach (each, a "Recovery Action") only if Purchaser (a) first learns of the breach (the date on which Purchaser learns of the breach is referred to as the "Knowledge Date") after the Closing and before the expiration of the Survival Period (as defined below), (b) delivers written notice of such breach to Seller within sixty (60) days after the Knowledge Date, but in all events within thirty (30) days after the end of the Survival Period, and (c) files such Recovery Action not later than one (1) year and one (1) day after the Knowledge Date. As used herein, the term "Survival Period" shall mean a period of twelve (12) months after the Closing Date.

(b)
Purchaser will not have any right to bring a Recovery Action unless the damage to Purchaser on account of such alleged breach (individually or when combined with damages from other breaches of Seller's representations and warranties hereunder) equals or exceeds the sum of One Hundred Thousand and No/100 Dollars ($100,000.00). Further, Purchaser agrees that the maximum liability of Seller for the alleged breach of any and all representations and/or warranties contained in this Agreement is limited to Two Million Five Hundred Thousand and No/100 Dollars ($2,500,000.00).

THE PROVISIONS OF THIS SECTION 9 SHALL SURVIVE CLOSING WITHOUT LIMITATION.
10.    Lease Matters.

10.1
Estoppels. By that date which is not later than ten (10) days before the Closing Date (the "Estoppel Delivery Deadline"), Seller shall obtain an estoppel certificate from (a) each of the following Tenants or occupants of the premises commonly known as (each a "Major Tenant" and together, the "Major Tenants"): (i) in the Classen Curve: On A Whim, Republic Gastropub, Winter House Interiors, Café 501, Balliets, Red Coyote, Uptown Kids, lululemon and Upper Crust, (ii) in the Triangle: Whole Foods and Anthropologie, and (iii) in NHP: Starbucks, MJ Webb & Company and Ruth Meyers, Inc. (each a "Required Tenant Estoppel" and together, the "Required Tenant Estoppels") and (b) those remaining Tenants who (together with the Major Tenants) occupy in the aggregate not less than eighty percent (80%) of the net rentable area

PURCHASE AND SALE AGREEMENT    30

in the Classen Curve Improvements, the Triangle Improvements and the NHP Improvements which is actually open for business to the public and operating as of the Estoppel Delivery Deadline (each an "Other Tenant Estoppel" and together, the "Other Tenant Estoppels") each dated not earlier than thirty (30) days prior to the Estoppel Delivery Deadline. The Required Tenant Estoppels and the Other Tenant Estoppels may sometimes be referred to hereinafter collectively as the "Estoppels". The parties shall agree on the form of the proposed Estoppels as soon as possible after the Effective Date hereof, taking into account any provisions in the Leases which establish and/or limit the contents and responsive time requirements of each respective Tenant. Seller shall be entitled to execute and deliver, within three (3) business days after the Estoppel Delivery Deadline, a Seller's overlay estoppel with respect to any Lease for which an Estoppel has not been procured (a "Seller's Estoppel"); provided, however, that in the event that prior to Closing, Seller delivers to Purchaser the previously undelivered Estoppel from any such Tenant, the Seller's Estoppel relating to such Lease shall thereupon be deemed null and void and of no further force and effect. Notwithstanding the foregoing, in the event that by the Closing Date Seller fails to deliver the (i) Required Tenant Estoppels or (ii) Other Tenant Estoppels and/or the Seller's Estoppel, then Purchaser shall be entitled, at Purchaser's sole option, regardless of the time, to either waive the requirement for any such Estoppel and proceed to Closing, agree to extend the Closing Date for a period of not more than fifteen (15) additional days or, terminate the Agreement by notice to Seller, in which event the Earnest Money (together with all interest earned thereon) shall be returned to Purchaser and the parties shall have no further obligations under the Agreement (except for any such obligations which survive the termination thereof).

10.2
Proposed Lease Transactions. Seller hereby covenants to Purchaser that, from the Effective Date through the Closing Date, Seller will deliver to Purchaser written notice (a "Proposed Lease Transaction Notice") of any new leases or any renewals, expansions, or modifications of existing Leases to which Seller is contemplating entering into (a "Proposed Lease Transaction"). Seller's Proposed Lease Transaction Notice will include a description of all payments, costs and expenses required to be paid or provided by the landlord pursuant to such Proposed Lease Transaction (including without limitation tenant improvements costs, lease buyout costs, brokerage commission, reimbursement of tenant moving expenses and other out-of-pocket costs) (the "Tenant Inducement Costs"). From and after the Effective Date, Seller shall not enter into any Proposed Lease Transaction without Purchaser's approval, which approval may be withheld in Purchaser's commercially reasonable judgment. Purchaser shall respond to any Proposed Lease Transaction Notice within five (5) business days after receipt thereof with Purchaser's approval or disapproval. A failure to provide written notice of disapproval within such five business day period will be deemed to constitute Purchaser's approval of the Proposed Lease Transaction. By Purchaser's approval by of a Lease Transaction, Purchaser agrees to assume responsibility for all Tenant Inducement Costs associated with such Lease Transaction.

PURCHASE AND SALE AGREEMENT    31

10.3
Lease Defaults. Seller shall have the right, at any time prior to the expiration of the Feasibility Period, to terminate a Lease or pursue any other available remedies upon the occurrence of a material default by a Tenant, except that Seller agrees before terminating a Lease or instituting any such proceedings to notify Purchaser to that effect, including a reasonable explanation of the events and circumstances which constitute such default and Seller's intended course of action in respect thereto (in each instance, a "Tenant Default Notification"), and Seller shall thereafter keep Purchaser reasonably informed about the actions taken by Seller with respect to such default.

11.    Escrow for Curve Construction Work, Assignment of Curve Construction Contract. It is possible that the Curve Construction Work will not be completed by the Closing Date, and as such the parties hereby agree that in such event, at the Closing, the parties will execute an assignment to Purchaser of all of Seller's rights and obligations under the Curve Construction Contract and which shall contain an assumption by Purchaser of all of the obligations of Seller under the Curve Construction Contract (the "Curve Construction Contract Assignment"). In addition, at Closing, the parties will enter into an escrow agreement (the "Curve Work Escrow Agreement") whereby Purchaser shall place in escrow with the Title Company, as escrow agent, a portion of the Purchase Price that is equal to the costs of completion of the Curve Construction Work under the terms of the Curve Construction Contract as of the Closing Date. The Curve Work Escrow Agreement shall provide that after the costs of completion of the Curve Construction Work have been paid in full, then any remaining funds escrowed pursuant to the Curve Work Escrow Agreement shall be paid over to Seller, and Seller shall have no liability for any costs which are in excess of the amount escrowed. The parties shall agree on the form of the Curve Work Escrow Agreement during the Feasibility Period.
12.    Closing Date. The closing ("Closing") shall take place at the Title Company's office on a date and time mutually agreed upon by the parties (the "Closing Date") which is not later than thirty (30) days after the end of the Feasibility Period. The parties shall prepare all closing documents in advance to allow for the execution of all closing documents by the authorized representatives of the parties prior to the Closing Date. All documents and payments shall be delivered on the Closing Date in escrow at the place of Closing specified herein pending recordation of the Deed in the appropriate recording offices in the county where the Property is located and it shall be a condition of Closing that all matters of payments, execution and delivery of the documents by each party to the other, as provided herein, and the acceptance for recordation of the Deed in such offices shall be deemed to be concurrent requirements, and it is specifically agreed that nothing will be deemed to be complete at the Closing until everything required as a condition precedent at the Closing has been paid, executed and delivered and until the Deed has been accepted for recordation.
13.    Closing Documents and Actions. The documents or actions listed in this Section 13 shall be delivered or shall occur on the Closing Date.

13.1	Classen Curve Property.

(a)	Classen Curve Deed. A special warranty deed (the "Classen Curve Deed") executed and acknowledged by Seller and conveying to Purchaser good and

PURCHASE AND SALE AGREEMENT    32

marketable title to the Classen Curve Property, subject only to the Permitted Exceptions.

(b)
Classen Curve Quitclaim Bill of Sale and General Assignment. Two (2) counterpart originals of a Quitclaim Bill of Sale and General Assignment in form and substance reasonably satisfactory to Purchaser and Seller (the "Classen Curve Bill of Sale") quitclaiming and conveying to Purchaser all of Seller's right, title and interest in and to the Classen Curve Personal Property.

(c)
Classen Curve Lease Assignment and Assumption Agreement. Two (2) counterpart originals of an assignment in form and substance reasonably satisfactory to Purchaser and Seller of all of Seller's right, title and interest in and to the Classen Curve Leases, together with the security and other deposits thereunder, if any ("Classen Curve Leases Assignment"). The Classen Curve Leases Assignment shall include an assumption by Purchaser of all of the obligations under the Classen Curve Leases which accrue from and after the Closing Date, as well as other customary provisions, including mutual indemnifications.

(d)
Classen Curve Contracts Assignment and Assumption Agreement. Two (2) counterpart originals of an assignment in form and substance reasonably satisfactory to Purchaser and Seller of all of Seller's right, title and interest in and to the Classen Curve Contracts. The Classen Curve Contracts Assignment shall include an assumption by Purchaser of all of the obligations under the Classen Curve Contracts which accrue from and after the Closing Date, as well as other customary provisions, including mutual indemnifications.

(e)	Classen Curve Rent Roll. A Classen Curve Rent Roll updated as of the Closing Date.

(f)	Classen Curve Keys. All keys, security cards, access cards and similar items to the Classen Curve Improvements.

(g)	Classen Curve Leases and Classen Curve Contracts. Originals or copies of the executed Classen Curve Leases and Classen Curve Contracts.

(h)
Classen Curve Notices. Notice letters to Classen Curve Tenants, and any other notice to any other party under the Classen Curve Contracts (in form acceptable to Purchaser), advising them of the transfer to Purchaser.

(i)	Classen Curve Estoppels. The originals of all Estoppels for Tenants at the Classen Curve Property and Seller's Estoppels, if any for such Tenants.

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(j)	Classen Curve Title Policy. The pro forma or "marked up" Classen Curve Title Policy issued by the Title Company.

13.2	Triangle Property.

(a)
Triangle Deed. A special warranty deed (the "Triangle Deed") executed and acknowledged by Seller and conveying to Purchaser good and marketable title to the Triangle Property, subject only to the Permitted Exceptions.

(b)
Triangle Quitclaim Bill of Sale and General Assignment. Two (2) counterpart originals of a Quitclaim Bill of Sale and General Assignment in form and substance reasonably satisfactory to Purchaser and Seller (the "Triangle Bill of Sale") quitclaiming and conveying to Purchaser all of Seller's right, title and interest in and to the Triangle Personal Property.

(c)
Triangle Lease Assignment and Assumption Agreement. Two (2) counterpart originals of an assignment in form and substance reasonably satisfactory to Purchaser and Seller of all of Seller's right, title and interest in and to the Triangle Leases, together with the security and other deposits thereunder, if any ("Triangle Leases Assignment"). The Triangle Leases Assignment shall include an assumption by Purchaser of all of the obligations under the Triangle Leases which accrue from and after the Closing Date, as well as other customary provisions, including mutual indemnifications.

(d)
Triangle Contracts Assignment and Assumption Agreement. Two (2) counterpart originals of an assignment in form and substance reasonably satisfactory to Purchaser and Seller of all of Seller's right, title and interest in and to the Triangle Contracts. The Triangle Contracts Assignment shall include an assumption by Purchaser of all of the obligations under the Triangle Contracts which accrue from and after the Closing Date, as well as other customary provisions, including mutual indemnifications.

(e)	Triangle Rent Roll. A Triangle Rent Roll updated as of the Closing Date.

(f)	Triangle Keys. All keys, security cards, access cards and similar items to the Triangle Improvements.

(g)	Triangle Leases and Triangle Contracts. Originals or copies of the executed Triangle Leases and Triangle Contracts.

(h)
Triangle Notices. Notice letters to Triangle Tenants, and any other notice to any other party under the Triangle Contracts (in form acceptable to Purchaser), advising them of the transfer to Purchaser.

(i)	Triangle Estoppels. The originals of all Estoppels for Tenants at the Triangle Property and Seller's Estoppels, if any for such Tenants.

PURCHASE AND SALE AGREEMENT    34

(j)	Triangle Title Policy. The pro forma or "marked up" Triangle Title Policy issued by the Title Company.

13.3	NHP Property.

(a)
NHP Deed. A special warranty deed (the "NHP Deed") executed and acknowledged by Seller and conveying to Purchaser good and marketable title to the NHP Property, subject only to the Permitted Exceptions.

(b)
NHP Quitclaim Bill of Sale and General Assignment. Two (2) counterpart originals of a Quitclaim Bill of Sale and General Assignment in form and substance reasonably satisfactory to Purchaser and Seller (the "NHP Bill of Sale") quitclaiming and conveying to Purchaser all of Seller's right, title and interest in and to the NHP Personal Property.

(c)
NHP Lease Assignment and Assumption Agreement. Two (2) counterpart originals of an assignment in form and substance reasonably satisfactory to Purchaser and Seller of all of Seller's right, title and interest in and to the NHP Leases, together with the security and other deposits thereunder, if any ("NHP Leases Assignment"). The NHP Leases Assignment shall include an assumption by Purchaser of all of the obligations under the NHP Leases which accrue from and after the Closing Date, as well as other customary provisions, including mutual indemnifications.

(d)
NHP Contracts Assignment and Assumption Agreement. Two (2) counterpart originals of an assignment in form and substance reasonably satisfactory to Purchaser and Seller of all of Seller's right, title and interest in and to the NHP Contracts. The NHP Contracts Assignment shall include an assumption by Purchaser of all of the obligations under the NHP Contracts which accrue from and after the Closing Date, as well as other customary provisions, including mutual indemnifications.

(e)	NHP Rent Roll. An NHP Rent Roll updated as of the Closing Date.

(f)	NHP Keys. All keys, security cards, access cards and similar items to the NHP Improvements.

(g)	NHP Leases and NHP Contracts. Originals or copies of the executed NHP Leases and NHP Contracts.

(h)	NHP Notices. Notice letters to NHP Tenants, and any other notice to any other party under the NHP Contracts (in form acceptable to Purchaser), advising them of the transfer to Purchaser.

(i)	NHP Estoppels. The originals of all Estoppels for Tenants at the NHP Property and Seller's Estoppels, if any for such Tenants.

PURCHASE AND SALE AGREEMENT    35

(j)	NHP Title Policy. The pro forma or "marked up" NHP Title Policy issued by the Title Company.

13.4	Future Development Property.

(a)
Future Development Deed. A special warranty deed (the "Future Development Deed" and together with the Classen Curve Deed, the Triangle Deed and the NHP Deed, the "Deeds") executed and acknowledged by Seller and conveying to Purchaser good and marketable title to the Future Development Property, subject only to the Permitted Exceptions.

(b)
Future Development Quitclaim Bill of Sale and General Assignment. Two (2) counterpart originals of a Quitclaim Bill of Sale and General Assignment in form and substance reasonably satisfactory to Purchaser and Seller (the "Future Development Bill of Sale") quitclaiming and conveying to Purchaser all of Seller's right, title and interest in and to the Future Development Personal Property.

(c)
Future Development Lease Assignment and Assumption Agreement. Two (2) counterpart originals of an assignment in form and substance reasonably satisfactory to Purchaser and Seller of all of Seller's right, title and interest in and to the North Triangle Lease and the Shell Station Lease, together with the security and other deposits thereunder, if any ("Future Development Leases Assignment"). The Future Development Leases Assignment shall include an assumption by Purchaser of all of the obligations under the Classen Curve Leases which accrue from and after the Closing Date, as well as other customary provisions, including mutual indemnifications.

(d)	Future Development Rent Roll. A Future Development Rent Roll updated as of the Closing Date.

(e)	Future Development Keys. All keys, security cards, access cards and similar items to the Future Development Improvements.

(f)	Future Development Leases. Originals or copies of the executed North Triangle Lease and Shell Station Lease.

(g)	Future Development Notices. Notice letters (in form acceptable to Purchaser) to the North Triangle Tenant and to the Shell Station Tenant, advising them of the transfer to Purchaser.

(h)	Future Development Estoppels. The originals of the Estoppels for the North Triangle Tenant and the Shell Station Tenant, and Seller's Estoppels, if any for such tenants.

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(i)	Future Development Title Policy. The pro forma or "marked up" Future Development Title Policy issued by the Title Company.

13.5	Miscellaneous.

(a)
Sales Tax Return. The Oklahoma sales tax return required in connection with the conveyance of the Tangible Personal Property, which shall be prepared by Purchaser and filed with the appropriate governmental authorities by the Title Company at the Closing.

(b)
Curve Construction Contracts Assignment. If applicable, two (2) counterpart originals of an assignment in form and substance reasonably satisfactory to the parties of all of Seller's right, title and interest in and to the Curve Construction Contracts. The Curve Construction Contracts Assignment shall include an assumption by Purchaser of all of the obligations under the Curve Construction Contracts which accrue from and after the Closing Date, as well as other customary provisions, including mutual indemnifications.

(c)	Curve Work Escrow Agreement. If applicable, three (3) counterpart originals of the Curve Work Escrow Agreement, together with the deposit of funds thereunder with the Title Company, as escrow agent.

(d)	ROFO Side Letter. Two (2) originals of the ROFO Side Letter (defined below), executed by the parties.

(e)
Seller's Certificate. A Certificate as of the Closing Date certifying that all of the representations and warranties of Seller contained in Section 7 hereof are true and correct as of the date such representations and warranties are made and as of the Closing Date.

(f)
Purchaser's Certificate. A Certificate as of the Closing Date certifying that all of the representations and warranties of Purchaser contained in Section 8 hereof are true and correct as of the date such representations and warranties are made and as of the Closing Date.

(g)
Other Items. Subject to the terms and conditions hereof, such other documents, instruments, certifications and confirmations as may be reasonably necessary or required to fully effect and consummate the transactions contemplated hereby, including but not limited to a closing statement prepared by the Title Company and approved by the parties.

(h)
Affidavits. One or more affidavits in form and substance reasonably satisfactory to the Title Company that Seller is not a "foreign person" as defined by the Internal Revenue Code of 1986, as amended, and that no outstanding materialman's or mechanic's lien rights exist by reason of any actions or omissions of Seller regarding the Property.

PURCHASE AND SALE AGREEMENT    37

14.    Closing Costs. Seller and Purchaser shall pay the closing costs as follows:

14.1
Fees and Costs. Seller and Purchaser shall split equally any and all customary closing costs, fees and other charges of the Title Company. Purchaser and Seller shall pay their respective attorneys' fees.

14.2
Documentary Stamps and Recording Fees. Purchaser shall pay the costs of the documentary stamps and for recording the Deeds. Seller shall pay the costs of recording any document to cure a Title Objection which Seller elects to cure, or is obligated to cure hereunder. Any and all other recording costs shall be paid by Purchaser, including for any financing.

14.3
Title Policy. Seller shall pay the costs to examine the abstracts and to issue the Title Commitment. Purchaser shall pay the costs for the premiums for the Title Policy, including any additional premiums for endorsements or extended coverage. Purchaser shall pay all costs associated with any title and recording costs for financing, including lender's title insurance premiums, if any, and the mortgage tax, if applicable.

14.4	Surveys. Purchaser shall pay the cost and expense of the Surveys.

14.5	Sales Tax. Purchaser shall pay any sales taxes due and payable by reason of the transfer of the Tangible Personal Property.
15.    Prorations. The parties shall allocate and prorate all the income and expenses of the Property as of 12:01 a.m. local time on the Closing Date, based upon their respective actual days of ownership for such month in which the Closing occurs as if Purchaser were vested with title to the Property during the entire day upon which Closing occurs, as follows:

15.1
General. Except for any Security Deposits, neither Purchaser nor Seller shall receive credit at Closing for any payments or other items due and not paid as of the Closing Date. At the time of the final calculation and collection from Tenants of any other payments due from such Tenants under the terms of their respective Leases (collectively, "Tenant Contributions"), whether in the nature of a reconciliation payment or full payment, in arrears, there shall be a re-proration between Purchaser and Seller as to the Tenant Contributions not later than ninety (90) days after the Closing Date (the "Outside Re-proration Date"). The re-proration of the Tenant Contributions and the re-proration of real estate tax contributions shall be made on the basis of a per diem method of allocation. Each party covenants to provide the other with any information in its possession necessary to finalize such calculation.

15.2
Rents. All rents and other sums due with respect to the Property earned and attributable to the period prior to the Closing Date will be paid to Seller to the extent that funds have been collected on or before the Closing Date. Rents and other sums due with respect to the Property earned and attributable to the period on and subsequent to the Closing Date to the extent that funds have been collected on or

PURCHASE AND SALE AGREEMENT    38

before the Closing Date will be paid to Purchaser. In the event that after the Closing, Seller receives any rents or other sums earned by the Property (a) for the period prior to the Closing Date, such funds belong to Seller and Seller shall be entitled to retain such funds, but shall notify Purchaser thereof, or (b) for the period after the Closing Date, such funds belong to Purchaser and Seller shall promptly pay the same over to Purchaser. On the receipt after the Closing by Purchaser of rents and other sums earned by the Property prior to the Closing Date, such funds belong to Seller and the same will be promptly paid over to Seller by Purchaser; provided, that Purchaser will use commercially reasonable efforts to collect such rents or other sums.

15.3
Percentage Rent. Percentage rent, if any, shall be prorated between Purchaser and Seller by utilizing the percentage rent payable for such lease year based upon the actual days of ownership of the Property. There shall be no adjustment for percentage rent payments until after the receipt of any percentage rent payments made by the respective Tenants. Percentage rent payments shall be re-prorated for each Tenant promptly after receipt of the final annual (or other applicable periodic) sales report and percentage rent payment from such Tenant for the lease year (or shorter period, if applicable) in which the Closing Date occurs. Purchaser agrees to provide Seller with reasonably frequent reports after the Closing Date concerning the collection of such percentage rent payments.

15.4
Security Deposits. At Closing, Seller will deliver to Purchaser an updated schedule of all Security Deposits and deliver or give credit to Purchaser for an amount of money equal to any security and other deposits and prepaid rents theretofore paid to Seller by Tenants and not otherwise applied or forfeited.

15.5
Accounts Payable. All sums due for accounts payable by Seller which were due and owing or incurred for the period prior to the Closing Date will be paid by Seller. Purchaser will furnish to Seller any bills for such period received after the Closing Date for payment, and Purchaser will have no further obligation with respect thereto. All accounts payable by the owner of the Property incurred on and after the Closing Date will be paid by Purchaser.

15.6
Taxes. All real and personal property ad valorem taxes assessed against Seller and the Property for 2012 and prior years, and any matured and unmatured installments of special assessments with respect to the Property due as of the Closing Date, shall be paid by Seller. The real and personal property taxes for 2013 shall be prorated on a calendar year and per diem basis as of the Closing Date (based on actual amounts due for 2013, or if not available, then based on 2012 ad valorem taxes), and Purchaser agrees to accept as a credit against the Purchase Price the portion attributable to the period prior to the Closing Date. Purchaser agrees to pay all real and personal property taxes for 2013 and subsequent years.

15.7
Utility Charges. Subject to the terms of any Leases, all utility charges accruing prior to the Closing Date will be paid by Seller, and all utility charges accruing on and after the Closing Date will be paid by Purchaser. The parties will coordinate to cause

PURCHASE AND SALE AGREEMENT    39

final billings for the Seller's utility charges and Seller's retention of all utility security deposits, with new accounts in the name of Purchaser as of the Closing Date.

15.8
Tenant Improvement and Other Such Expenses. Subject to the terms of the Leases (a) all out-of-pocket costs and expenses of tenant improvements (including, but not limited to, Tenant Inducement Costs) due and payable to a Tenant or to a third party contractor or other party for work done or services rendered in connection with any Lease executed prior to the Effective Date which are to be paid or incurred prior to the Closing Date pursuant to the terms of such Lease shall be paid by Seller prior to Closing, or adjusted at Closing, and (b) all such out-of-pocket costs and expenses of tenant improvements (including, but not limited to, Tenant Inducement Costs) due and payable to a Tenant or to a third party contractor or other party for work done or services rendered in connection with any Lease approved by Purchaser after the Effective Date which are to be paid or incurred on or after the Closing Date pursuant to the terms of such Lease shall be the responsibility of Purchaser and shall be paid as and when such expenses are paid or incurred. Notwithstanding the foregoing, Seller shall be responsible for paying all out-of-pocket costs and expenses of tenant improvements (including, but not limited to, Tenant Inducement Costs) due and payable in connection with (i) the lease with lululemon at the Property and (ii) the expansion of Uptown Kids at the Property.

15.9
Operating Expenses. All reimbursable expenses (other than items described above in this Section) shall be reconciled at Closing, such that if Seller has collected sums in excess of its reimbursable expenses under the Leases, Seller shall pay such excess to Purchaser. In the event that such reconciliation shows that Seller has collected less than its incurred reimbursable expenses under the Leases, Purchaser shall remit the shortfall to Seller, when and to the extent actually collected from Tenants.

15.10
Application of Payments Received. Any amounts received from Tenants after Closing shall be applied on a Tenant-by-Tenant basis in the following order: (i) first, on account of any amount currently due Purchaser from such Tenant(s); (ii) next, to Purchaser for Purchaser's actual out-of-pocket costs, if any, of collection of such amounts; and (iii) on the account of any amount due Seller; provided, that Purchaser will use commercially reasonable efforts to collect any such amounts due Seller but shall not be obligated to file suit to recover same. Seller shall have no right to seek judgments or other relief against Tenants after Closing without the Purchaser's prior written approval, which approval shall not be unreasonably withheld or delayed.

15.11
Final Reconciliation. In the event any prorations or computations made under this Section 15 which are based on estimates, prove to be incorrect or require the passage of time in order to obtain sufficient information (i.e. gross sales reports for the calculation of percentage rent), then either party shall have the right, prior to the first anniversary of the Closing Date, to prepare and deliver a proposed revised schedule of adjustments (a "Reconciliation Statement"), which shall include tenant invoice calculations and reasonable operating expense invoice backup. Within thirty (30)

PURCHASE AND SALE AGREEMENT    40

days following delivery of a Reconciliation Statement, Seller and Purchaser shall work in good faith to resolve any outstanding items with respect to such Reconciliation Statement. Upon approval of the Reconciliation Statement, Purchaser or Seller, as applicable, shall remit any amounts due to the other within fifteen (15) days.
THE TERMS AND CONDITIONS CONTAINED IN THIS SECTION 15 SHALL SURVIVE THE CLOSING.
16.    Possession. On the Closing Date, Seller shall deliver possession of the Property to Purchaser, free, clear and discharged of possession or use and the right of possession or use by any and all individuals and entities except for Tenants and subject to the terms of the Leases, and the Permitted Exceptions.
17.    Commissions. Seller hereby represents and warrants to Purchaser that Seller has not dealt with any broker or finder in respect to the transaction contemplated hereby. Purchaser hereby represents and warrants to Seller that Purchaser has not dealt with any broker or finder in respect to the transaction contemplated hereby. Purchaser and Seller covenant and agree that each will defend, indemnify and hold the other harmless from and against all liabilities, claims, demands and actions by third parties for brokerage, commission, finder's or other fees relative to negotiation or execution of this Agreement, or the purchase and sale of the Property, and any court costs, attorneys' fees or other costs or expenses arising therefrom, alleged to be due to the indemnifying party's acts. Such indemnities shall survive any termination or Closing of this Agreement.
18.    Risk of Loss.

18.1
Casualty. All risk of loss of or damage to the Property by reason of any insured or uninsured casualty during the period up to and including the Closing Date shall be borne by Seller. Seller covenants and agrees to maintain all of its existing insurance coverage (including, without limitation, liability, casualty and property damage, for full replacement value of the Property) on the Property in full force and effect until the Closing Date. If the Property is damaged by any casualty or other occurrence prior to the Closing, Seller shall notify Purchaser in writing thereof as promptly as is reasonable under the circumstances (the "Casualty Notice"). The Casualty Notice shall include a description of the damage in reasonable detail, Seller's estimate of the time and cost to repair the damage, and Seller's good faith reasonable determination as to whether or not the casualty damage is covered by Seller's insurance and whether the damage is "material" as hereinafter defined. In the event of any "material damage" to or destruction of the Property or any portion thereof, Purchaser may, at its option, by notice given to Seller within fifteen (15) days after delivery of the Casualty Notice (but before the Closing Date, which will be extended as long as may be necessary in order to give Purchaser this full fifteen (15) days notice period), do one of the following:

PURCHASE AND SALE AGREEMENT    41

(a)
Unilaterally terminate this Agreement and, in such event, the Earnest Money shall be immediately returned to Purchaser, and this Agreement shall be null, void and of no further force and effect except as otherwise provided herein;

(b)
Unilaterally terminate this Agreement as to the parcel affected by such casualty and proceed to close on the remaining parcels with a reduction of the Purchase Price equal to the allocated amount as set forth in Section 2.3 pertaining to such terminated parcel; or

(c)
Proceed under this Agreement with no reduction in the Purchase Price, receive any insurance proceeds due Seller plus payment (or provide a credit at Closing) of any insurance deductible as a result of such damage or destruction and assume responsibility for such repair. In this latter event, Seller will promptly, upon Purchaser's written request therefor, assign all of its right, title and interest in and to such extended coverage property liability policies which it maintains on the Property at such time to Purchaser so as to enable Purchaser to fully pursue any and all appropriate recovery for such damages.

If the Property is not materially damaged, then Purchaser shall not have the right to terminate this Agreement, but Seller shall, in its sole and absolute discretion, either (x) at its cost, repair the damage before the Closing in a manner reasonably satisfactory to Purchaser; or (y) credit Purchaser at Closing for the reasonable cost to complete the repair (in either of which event, Seller shall be entitled to receive and retain any and all insurance proceeds payable as a result of such damage or destruction). Seller and Purchaser shall mutually agree as to the reasonable cost to complete the repair in the event Seller elects to credit the Purchaser in this latter manner.
For purposes of this Section 18.1, "material damage" and "materially damaged" means damage reasonably exceeding One Million and No/100 Dollars ($1,000,000.00) to repair, as determined by an independent insurance claims adjuster or other qualified professional doing business in Oklahoma City, Oklahoma, which said insurance claims adjuster, or other qualified professional, shall be reasonably satisfactory to Seller and Purchaser.

18.2
Eminent Domain. In the event of the filing of any proceedings in eminent domain with respect to any portion of the Land (or any written threats of such a filing), Seller shall notify Purchaser in writing thereof as promptly as is reasonable under the circumstances (the "Condemnation Notice"), which shall include a reasonable description of the Land to be taken and whether it is "material in nature" as defined below. In the event of any such taking which is material in nature, then Purchaser may, at its option, by notice to Seller given within fifteen (15) days after Condemnation Notice (but before the Closing Date, which will be extended as long as may be necessary in order to give Purchaser this full fifteen (15) days notice period):

PURCHASE AND SALE AGREEMENT    42

(a)
Unilaterally terminate this Agreement and, in such event, the Earnest Money shall be immediately returned to Purchaser and this Agreement shall be null, void and of no further force and effect except as otherwise provided herein;

(b)
Unilaterally terminate this Agreement as to the parcel affected by such condemnation and proceed to close on the remaining parcels with a reduction of the Purchase Price equal to the allocated amount as set forth in Section 2.3 pertaining to such terminated parcel; or

(c)
Proceed under this Agreement with no reduction in the Purchase Price, in which event Seller shall, at the Closing, assign to Purchaser, all of its right, title and interest in and to any condemnation award. Prior to the Closing Date, Seller shall have the sole right to negotiate and otherwise deal with the condemning authority in respect of such matter.

In the event the condemnation proceedings are not "material in nature," then Purchaser shall not have the right to terminate the Agreement, but Seller shall either (a) assign to Purchaser, all of its right, title and interest in and to any condemnation award if it has not been made and received by Seller prior to the Closing; or (b) credit Purchaser at Closing with the full amount of any condemnation award which has been made and paid to Seller prior to the Closing hereunder (in which latter event, Seller shall be entitled to receive and retain the full amount of the condemnation award so paid to it). For purposes of this Section 18.2, the phrase "material in nature" as it pertains to any filed (or threatened in writing to be filed) proceedings in eminent domain shall mean a taking of the Property the value of which exceeds One Million and No/100 Dollars ($1,000,000.00), as determined by an independent appraiser doing business in Oklahoma City, Oklahoma, which appraiser shall be reasonably satisfactory to Seller and Purchaser.
19.    Default and Remedies.

19.1
Default by Seller. In the event the Closing of the purchase and sale transaction provided for herein does not occur as herein provided by reason of any default of Seller, Purchaser may, as Purchaser's sole and exclusive remedy, elect by notice to Seller within thirty (30) days following the scheduled Closing Date, either of the following: (a) terminate this Agreement, in which event Purchaser will receive from the Title Company the Earnest Money, whereupon Seller and Purchaser will have no further rights or obligations under this Agreement (other than those matters which expressly survive the early termination of this Agreement); or (b) seek to enforce specific performance of the Agreement, and in either event, Purchaser hereby waives all other remedies, including without limitation, any claim against Seller for damages of any type or kind including, without limitation, consequential or punitive damages. Failure of Purchaser to make the foregoing election within the foregoing five (5) day period shall be deemed an election by Purchaser to terminate this Agreement and receive from the Title Company the Earnest Money, whereupon Seller and Purchaser will have no further rights or obligations under this Agreement (other than

PURCHASE AND SALE AGREEMENT    43

those matters which expressly survive the early termination of this Agreement). Notwithstanding the foregoing, nothing contained in this Section 19.1 will limit Purchaser's remedies at law, in equity or as herein provided in the event of a breach by Seller of any of the matters which expressly survive Closing after Closing or those matters which expressly survive the early termination of this Agreement after termination.

19.2
Default By Purchaser. IN THE EVENT THE CLOSING AND THE CONSUMMATION OF THE TRANSACTIONS CONTEMPLATED HEREIN DO NOT OCCUR AS PROVIDED HEREIN BY REASON OF ANY DEFAULT OF PURCHASER, PURCHASER AND SELLER AGREE IT WOULD BE IMPRACTICAL AND EXTREMELY DIFFICULT TO FIX THE DAMAGES WHICH SELLER MAY SUFFER. PURCHASER AND SELLER HEREBY AGREE THAT (a) AN AMOUNT EQUAL TO THE EARNEST MONEY IS A REASONABLE ESTIMATE OF THE TOTAL NET DETRIMENT SELLER WOULD SUFFER IN THE EVENT PURCHASER DEFAULTS AND FAILS TO COMPLETE THE PURCHASE OF THE PROPERTY, AND (b) SUCH AMOUNT WILL BE THE FULL, AGREED AND LIQUIDATED DAMAGES FOR PURCHASER'S DEFAULT AND FAILURE TO COMPLETE THE PURCHASE OF THE PROPERTY, AND WILL BE SELLER'S SOLE AND EXCLUSIVE REMEDY (WHETHER AT LAW OR IN EQUITY) FOR ANY DEFAULT OF PURCHASER RESULTING IN THE FAILURE OF CONSUMMATION OF THE CLOSING, WHEREUPON THIS AGREEMENT WILL TERMINATE AND SELLER AND PURCHASER WILL HAVE NO FURTHER RIGHTS OR OBLIGATIONS HEREUNDER (OTHER THAN THOSE MATTERS WHICH EXPRESSLY SURVIVE THE EARLY TERMINATION OF THIS AGREEMENT). NOTWITHSTANDING THE FOREGOING, NOTHING CONTAINED HEREIN WILL LIMIT SELLER'S REMEDIES AT LAW, IN EQUITY OR AS HEREIN PROVIDED IN THE EVENT OF A BREACH BY PURCHASER OF ANY OF THE MATTERS WHICH EXPRESSLY SURVIVE CLOSING AFTER CLOSING OR THOSE MATTERS WHICH EXPRESSLY SURVIVE THE EARLY TERMINATION OF THIS AGREEMENT AFTER TERMINATION.

19.3
Waiver of Consequential and Punitive Damages. Each of Seller and Purchaser waive any right to sue the other for any consequential or punitive damages or lost profits for any matter or claim arising under this Agreement. This Section 19.3 shall survive Closing or early termination of this Agreement.

20.    Grant of Right of First Offer. At Closing, Seller agrees to grant to Purchaser a right of first offer (the "Offer Right"), to purchase the Additional North Triangle Land (as hereafter described) owned by Seller on the following terms and conditions. As used herein "Additional North Triangle Land" shall mean a parcel of land currently used by Seller as a sports field and for special events and which is located northeast of the Triangle Land with frontage on North Western Avenue in Oklahoma City, Oklahoma County, Oklahoma, the southern border of which abuts the northern boundary of that certain private drive commonly known as "Chesapeake Drive" which is located

PURCHASE AND SALE AGREEMENT    44

at the traffic signal on North Western Avenue and which is generally depicted on the Site Plan as crosshatched. If after the Closing Date, Seller decides to offer the Additional North Triangle Land for purchase to one or more third parties, Seller shall first offer Purchaser the right to purchase the Additional North Triangle Land by delivering to Purchaser written notice of such decision (the "ROFO Notice"), which shall include the proposed purchase price and other material terms of the proposed sale, including but not limited to reasonable architectural controls and approval rights of Seller as to any proposed improvements to be constructed on any part of the Additional North Triangle Land so as to be generally harmonious and consistent with the other improvements on the Triangle Land (the "ROFO Terms"). Purchaser shall have a 45-day period from the delivery of the ROFO Notice (the "ROFO Exercise Period") within which to accept or reject the ROFO Terms by written notice to Seller. If Purchaser does not deliver written notice to Seller by the end of the ROFO Exercise Period, then Purchaser shall be deemed to have elected not to accept the ROFO Terms, and Seller may thereafter offer to sell the Additional North Triangle Land to a third party on terms materially consistent with the ROFO Terms, and for a purchase price of not less than 95% of the proposed purchase price in the ROFO Terms. If Seller does not complete a closing with any such third party within nine (9) months after the end of the ROFO Exercise Period, the Offer Right shall be reinstated for any subsequent sale. At Closing, the parties will enter into a side letter agreement which shall memorialize the terms of the Offer Right set forth above (the "ROFO Side Letter"); provided, in no event shall the ROFO Side Letter or any memorandum or short form thereof be recorded in the offices of the County Clerk of Oklahoma County.
21.    Miscellaneous. It is further understood and agreed as follows:

21.1	Severability. If any provision of this Agreement shall be held to be void or unenforceable for any reason, the remaining terms and provisions hereof shall not be affected thereby.

21.2	Time. Time is of the essence of this Agreement.

21.3
Binding Effect; Assignment. The provisions of this Agreement shall inure to the benefit of and bind the legal representatives, successors, and permitted assigns of the parties hereto. Purchaser may not assign this Agreement without first obtaining Seller's prior written consent thereto, which can be withheld or denied in Seller's sole and absolute discretion; provided, however, that Purchaser may name a nominee at Closing to take title to the Property. Any assignment in contravention of this Section 21.3 shall be void. No assignment consented to by Seller shall release the Purchaser herein named from any obligation or liability under this Agreement. Any assignee shall be deemed to have made any and all representations and warranties made by Purchaser hereunder, as if the assignee were the original signatory hereto.

21.4
Amendment and Waiver. This Agreement may be amended at any time in all respects, but only by an instrument in writing executed by Seller and Purchaser, with a copy sent to the Title Company. Either Purchaser or Seller may waive any requirement to be performed by the other, provided that said waiver shall be in writing and executed by the party waiving the requirement.

PURCHASE AND SALE AGREEMENT    45

21.5
Integrated Agreement. This Agreement, together with the Exhibits hereto, constitutes the entire agreement between Purchaser and Seller relating to the sale and purchase of the Property, and there are no agreements, understandings, restrictions, warranties, or representations with respect to the Property between Purchaser and Seller other than those set forth herein.

21.6
Choice of Law. It is the intention of Seller and Purchaser that the laws of Oklahoma shall govern the validity of this Agreement, the construction of its terms, and the interpretation of the rights and obligations of Purchaser and Seller hereunder.

21.7
Confidentiality. The parties acknowledge that they have previously entered into that certain Confidentiality Agreement dated June 24, 2013 (the "CA"), which shall continue in full force and effect and is by this reference incorporated herein. In addition, Purchaser agrees to treat as confidential the existence of this Agreement and the terms hereof (including, but not limited to, the Purchase Price), all of the information which is a part of the Due Diligence Materials and any proprietary, confidential or otherwise non-public data, information and knowledge relating to the Property which is provided to or acquired by Purchaser, regardless of the source thereof (the "Confidential Information"). Purchaser agrees not to disclose, reveal or divulge any Confidential Information to any other entity or person whomsoever, except for Purchaser's legal counsel, bank, financial institution, or entity funding or proposing to fund participation by the Purchaser including any professional consultants and advisors in connection with this Agreement (and in such event, Purchaser shall direct its counsel or other such advisors not to disclose, reveal or divulge any such Confidential Information and Purchaser shall be liable for any breach hereof by such counsel or advisors), or to use the Confidential Information other than in connection with this Agreement. This provision and the obligations hereunder shall survive any termination of this Agreement and shall continue in full force and effect until the earlier of (a) the Closing of the purchase and sale under this Agreement, or (b) that date which is two (2) years after the date on which this Agreement is terminated. The foregoing shall not preclude any (i) required Closing disclosures such as any declarations or other filings, or (ii) disclosure required by law or governmental regulation, including, but not limited to, a court order, subpoena, civil investigative demand or similar or judicial, legislative, regulatory, or administrative body, committee or process.

21.8
Notice. Any notices or other communications required or permitted by this Agreement shall be in writing and delivered personally, or by messenger or a nationally recognized overnight courier service, or alternatively, shall be sent by United States certified mail, return receipt requested. The effective date of any notice shall be the date of delivery of the notice, if by personal delivery, messenger or courier service, or if mailed, on the date upon which the return receipt is signed or delivery is refused or the notice is designated by the postal authorities as non deliverable, as the case may be. Notices on behalf of either party may be given by

PURCHASE AND SALE AGREEMENT    46

the attorneys representing such party. The parties hereby designate the addresses set forth below as their respective notice addresses under the Agreement.
If to Seller:    Chesapeake Land Development Company, L.L.C.
6100 North Western Avenue
Oklahoma City, OK 73118
Attn: James R. Webb
With copy to:    Commercial Law Group, P.C.
5520 N. Francis Avenue.
Oklahoma City, OK 73118
Attn: Joe C. Lewallen, Jr., Esq.
If to Purchaser:    Glimcher Properties Limited Partnership
180 East Broad Street, 21st Floor
Columbus, OH 43215
Attn:    George A. Schmidt
With copy to:    Tom Blanton
Blanton Development Company
1033 N.W. Grand Boulevard
Oklahoma City, OK 73118
With copy to:    Kara R. Pederzolli, Esq.
Senior Counsel
Glimcher Development Corporation
180 East Broad Street, 21st Floor
Columbus, OH 43215

21.9
Full Execution. This Agreement shall be deemed fully executed and binding upon Purchaser and Seller and if and when Purchaser and Seller have executed this Agreement or separate counterparts and Purchaser has deposited the Earnest Money with the Title Company. The Title Company's execution of this Agreement shall not be required for full execution of this Agreement but shall merely evidence the Title Company's acceptance of its obligations hereunder as set forth below.

21.10
Non Survival. Except as otherwise stated in this Agreement, all terms and provisions contained in this Agreement shall merge into the documents executed and/or delivered at Closing and shall not survive Closing.

21.11
Limitation of Liability. In no event whatsoever shall Seller's liability (if any) under this Agreement and the Closing documents (including any such liability for attorney's fees and expenses) exceed, in the aggregate, an amount equal to the Purchase Price. In addition, in no event whatsoever shall recourse be had or liability asserted against any of Seller's members, shareholders, employees, agents, directors, officers or other owners of Seller or their respective constituent partners. Seller's direct and indirect

PURCHASE AND SALE AGREEMENT    47

shareholders, partners, members, beneficiaries and owners and their respective trustees, officers, directors, employees, agents and security holders, assume no personal liability for any obligations entered into on behalf of Seller under this Agreement and the Closing documents.

21.12
Holidays and Weekends. If the terms of this Agreement provide for the performance of any act or the expiration of any time period on a Saturday, Sunday or federal holiday, the due date or the expiration date shall take place on the next date that is not a Saturday, Sunday or federal holiday.

21.13
Waiver of Jury Trial. TO THE EXTENT PERMITTED BY APPLICABLE LAW, PURCHASER AND SELLER HEREBY WAIVE ANY RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.

21.14
Recordation. Purchaser and Seller agree not to record this Agreement or any memorandum hereof in any public records and any efforts to record or the recording of this Agreement or any memorandum hereof shall be an event of default on the part of the party which attempts to record or does record the same.

21.15
Sophistication of the Parties. Each party to this Agreement hereby acknowledges and agrees that it has consulted legal counsel in connection with the negotiation and preparation of this Agreement, that it is sophisticated and experienced in real estate transaction matters, and has bargaining power equal to that of the other parties hereto in connection with the negotiation and execution of this Agreement.

21.16
Counterparts. This Agreement may be executed in any number of counterparts, and each counterpart hereof shall be deemed to be an original instrument, but all counterparts hereof taken together shall constitute one and the same instrument.

(Signature Page to Follow)

PURCHASE AND SALE AGREEMENT    48

SIGNATURE PAGE TO
PURCHASE AND SALE AGREEMENT
The parties have executed this Agreement as of the day and year first set forth above.

SELLER:	CHESAPEAKE LAND DEVELOPMENT COMPANY, L.L.C., an Oklahoma limited liability company

By: /s/ James R. Webb
Name:    James R. Webb

Title:	Senior Vice President – General Counsel and Corporate Secretary

Date: October 28, 2013

PURCHASER:	GLIMCHER PROPERTIES LIMITED PARTNERSHIP,
a Delaware limited partnership

By:    Glimcher Properties Corporation,
a Delaware corporation,
its sole general partner

By: /s/ Michael P. Glimcher
Name: Michael P. Glimcher
Title: Chief Executive Officer & Chairman

Date: October 29, 2013

PURCHASE AND SALE AGREEMENT

RECEIPT OF PURCHASE AND SALE AGREEMENT
AND EARNEST MONEY
The undersigned hereby acknowledges its receipt of the foregoing Agreement and the Earnest Money in the amount of One Million and No/100 Dollars ($1,000,000.00) as described in Section 2 of the Agreement. The undersigned shall hold the Earnest Money in escrow in accordance with the terms of the Agreement.

CHICAGO TITLE INSURANCE COMPANY

By: /s/ Pamela Medlin
Name: Pamela Medlin
Title: Escrow Officer

Date: October 30, 2013

PURCHASE AND SALE AGREEMENT

EXHIBIT "A"
SITE PLAN

[Attached]

PURCHASE AND SALE AGREEMENT

NICHOLS HILLS PLAZA
C
C
1
2
NW 63RD ST
WESTERN AVE
GRAND BLVD
3
5
4
3
B
Chesapeake ENERGY
TRIANGLE @ClassenCurve
CLASSEN BLVD
CLASSEN BLVD
A
CLASSEN BLVD
Classen Curve
N
EXHIBIT "A"
©AERIAL OKLAHOMA (405) 840 8977

PURCHASE AND SALE AGREEMENT

EXHIBIT A-1
CLASSEN CURVE LAND

April 26, 2012

Tract 1

A tract of land being a part of the Northeast Quarter (NE/4) of Section Eight (8), Township Twelve (12) North, Range Three (3) West of the Indian Meridian, Oklahoma City, Oklahoma County, Oklahoma, and being a portion of Lots One (1),Three (3) through Six (6) and all of Lot Two (2) Block Two (2), a portion of Lot Two (2) and all of Lots Three (3) through Six (6) Block Three (3) and all of Lots One (1) through Five (5) Block Six (6) and a portion of N.W. 57th Street and a portion of Military Avenue as shown on the plat of Meadowbrook Acres, and that portion of vacated Grand Boulevard adjacent to said Block Two (2), being more particularly described as follows:

Beginning at the Southwest (SW) Corner of the Southeast Quarter (SE/4) of the Northeast Quarter (NE/4) of said Section Eight (8);

THENCE South 89°31'21" West, along and with the South line of the Northeast Quarter (NE/4) of said Section Eight (8), a distance of 142.78 feet to a point on the East right-of-way line of Classen Boulevard;

THENCE along and with the East and South right-of-way line of Classen Boulevard the following sixteen (16) calls:

1. North 07°11'06" East, a distance of 136.90 feet;

2. on a non tangent curve to the left, having a radius of 2,882.35 feet, a chord bearing of North 03°26'10" East, a chord distance of 371.42 feet, and an arc length of 371.68 feet;

3. South 88°39'04" East, a distance of 20.15 feet;

4. North 01°20'56" East, a distance of 79.50 feet;

5. North 88°39'04" West, a distance of 20.00 feet;

6. North 01°27'53" East, a distance of 61.74 feet;

7. North 01°21'03" West, a distance of 141.25 feet;

8. North 09°22'41" East, a distance of 39.73 feet;

9. on a non tangent curve to the right, having a radius of 459.30 feet, a chord bearing of North 19°34'14" East, a chord distance of 225.79 feet, and an arc length of 228.13 feet;

10. North 47°38'50" East, a distance of 24.01 feet;

Prepared by Johnson & Associates, Inc.
S:\1686\1686155\1686155-Classen Curve Legal Revised.doc
1

PURCHASE AND SALE AGREEMENT

11. North 00°11'39" West, a distance of 9.09 feet;

12. North 44°40'23" East, a distance of 113.44 feet;

13. North 56°42'22" East, a distance of 101.48 feet;

14. North 70°43'56" East, a distance of 63.49 feet;

15. on a curve to the right, having a radius of 459.30 feet, a chord bearing of North 80°05'08" East, a chord distance of 150.48 feet, and an arc length of 151.16 feet;

16. North 89°30'51" East, a distance of 454.10 feet to point on the West right-of-way line of Grand Boulevard;

THENCE South 32°02'07" East, along and with the West right-of-way line of Grand Boulevard, a distance of 223.20 feet to the extended South line of said Block Two (2);

THENCE South 89°31'21" West, along and with the South line of said Block Two (2) extended, a distance of 780.22 feet to a point on the West right-of-way line of military Avenue;

THENCE South 00°10'39" East, along and with the West right-of-way line of Military Avenue, a distance of 1055.00 feet to a point on the South line of the Northeast Quarter (NE/4) of said Section Eight (8);

THENCE South 89°31'21" West, along and with the South line of the Northeast Quarter (NE/4) of said Section Eight (8), a distance of 165.00 feet to the POINT OF BEGINNING.

Said tract containing 425,148 square feet or 9.7601 acres, more or less.

Tract 2

A tract of land being a part of the Northeast Quarter (NE/4) of Section Eight (8), Township Twelve (12) North, Range Three (3) West of the Indian Meridian, Oklahoma City, Oklahoma County, Oklahoma, and being all of Lots One (1) through Eight (8) and Fifteen (15) through Seventeen (17) and the East half (E/2) of Lot Fourteen (14) in Block Four (4) as shown on the plat of Meadowbrook Acres and that portion of vacated Grand Boulevard adjacent to said Block Four (4), being more particularly described as follows:

Beginning the Northwest (NW) Corner of said Lot Eight (8);

THENCE North 89°31'21" East, along and with the North line of said Block Four (4) extended, a distance of 757.39 feet to the West right-of-way line of Grand Boulevard;

THENCE South 32°02'07" East, along and with the West right-of-way line of Grand Boulevard, a distance of 410.74 feet to the extended South line of said Block Four (4);

Prepared by Johnson & Associates, Inc.
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PURCHASE AND SALE AGREEMENT

THENCE South 89°31'21" West, along and with the South line of said Block Four (4) extended, a distance of 424.18 feet to the Southwest (SW) Corner of the East Half (E/2) of said Lot Fourteen (14);

THENCE North 00°10'39" West, along and with the West line of the East Half (E/2) of said Lot Fourteen (14), a distance of 175.00 feet to the Northwest (NW) Corner of the East Half (E/2) of said Lot Fourteen (14);

THENCE South 89°31'21" West, along and with the South line of said Lots Three (3) through Eight (8), a distance of 550.00 feet to the Southwest (SW) Corner of said Lot Eight (8);

THENCE North 00°10'39" West, along and with the West line of said Lot Eight (8), a distance of 175.00 feet to the POINT OF BEGINNING.

Said tract containing 206,774 square feet or 4.7469 acres, more or less.

Prepared by Johnson & Associates, Inc.
S:\1686\1686155\1686155-Classen Curve Legal Revised.doc
3

PURCHASE AND SALE AGREEMENT

EXHIBIT A-2
TRIANGLE LAND

A tract of land being a part of the Northeast Quarter (NE/4) of Section Eight (8), Township Twelve (12) North, Range Three (3) West of the Indian Meridian, Oklahoma County, Oklahoma, and including Lot One (1) Block Five (5) of Nichols Hills Glenbrook Section Two (2) recorded in Book 41 of Plats, Page 80, and being more particularly described as follows:

COMMENCING at the Northeast (NE) Corner of said Northeast Quarter (NE/4) of Section Eight (8), Township Twelve (12) North, Range Three (3) West of the Indian Meridian;

THENCE South 00°18'09" East, coincident with the East line of said Northeast Quarter (NE/4), a distance of 1294.00 feet to a point;

THENCE South 89°41'51" West a distance of 50.00 feet to the POINT OF BEGINNING on the North line of a variable width Permanent right-of-way easement described in instrument recorded in Book 7103, Page 1616;

THENCE coincident with the North line of said variable width Permanent right-of-way easement described in instrument recorded in Book 7103, Page 1616 the following Two (2) calls:

1. South 45°29'46" West a distance of 27.89 feet to a point;

2. North 88°42'20" West a distance of 368.54 feet to a point on the East right-of-way line of Grand Boulevard;

THENCE coincident with the East right-of-way line of Grand Boulevard, the following Three (3) calls:

1. North 32°04'21" West a distance of 125.90 feet to the beginning of a curve;

2. continuing on said curve to the right having a radius of 5,679.60 feet, a central angle of 07°28'01", a chord bearing of North 28°20'20" West a chord distance of 739.66 feet, and an arc length of 740.18 feet;

3. North 24°36'20" West a distance of 103.90 feet to a point;

THENCE South 55°09'09" East, departing said East right-of-way line, a distance of 449.67 feet to a point;

THENCE North 34°50'51" East a distance of 109.96 feet to a point;

THENCE North 89°41'51" East a distance of 414.13 feet to a point on the West right-of-way line of Western Avenue;

THENCE South 00°18'09" East coincident with the West right-of-way line of Western Avenue, a distance of 75.00 feet to a point;

PURCHASE AND SALE AGREEMENT

PURCHASE AND SALE AGREEMENT

EXHIBIT A-3
NHP LAND

A portion of the recorded plat of NICHOLS HILLS, BUSINESS SECTION and the AMENDED PLAT OF BLOCKS A-B-C-D-E-1-2-3 & 26 NICHOLS HILLS, also being a part of the Southeast Quarter (SE/4) of Section Five (5), Township Twelve (12) North, Range Three (3) West of the Indian Meridian in the City of Nichols Hills, Oklahoma County, Oklahoma, all being more particularly described as follows:

COMMENCING at the Southeast corner of said Southeast Quarter; Thence S 89°38'00" W for a distance of 649.57 feet; Thence N 00°12'00" W for a distance of 48.00 feet to the Southeast corner of that certain "KINGS COURT CONDOS" tract as described at Page 773, Book 4597 of the Oklahoma County Deed Records and being the POINT OF BEGINNING of the herein described tract; Thence N 00°12'00" W for a distance of 123.60 feet to the Northeast Corner of said "KINGS COURT CONDOS" tract; Thence S 89°38'00" W along the North line of said "KINGS COURT CONDOS" tract for a distance of 328.67 feet to a point on the East line of that certain "NICHOLS HILLS EXECUTIVE BUILDING" tract as recorded in Book 7742, Page 645 of the Oklahoma County Deed Records; Thence N 00°12'00" W along the West line of said "NICHOLS HILLS EXECUTIVE BUILDING" tract for a distance of 103.32 feet to the Northeast corner of that certain 0.0555 acre tract as recorded in Book 8379, Page 125 of the Oklahoma County Deed Records; Thence S 89°19'54" W along the North line of said 0.0555 acre tract for a distance of 119.95 feet; Thence S 58°16'07" W continuing along the North line of the said 0.0555 acre tract for a distance of 33.98 feet to a point on the North line of the certain tract as recorded in Book 7742, Page 645 of the Oklahoma County Deed Records; Thence S 89°38'00" W for a distance of 29.91 feet to a Point on the current East Right-of-Way line of Grand Boulevard (A 200' wide right-of-way); Thence N 24°16'26" W along said East Right-of-Way for a distance of 34.26 feet to the Southwest corner of that certain "GRAND MARK CONDOS" tract as recorded in Book 4650, Page 129 of the Oklahoma County Deed Records; Thence S 90°00'00" E for a distance of 184.59 feet to the Southeast corner of the said "GRAND MARK CONDOS" tract; Thence N 00°00'00" E for a distance of 215.00 feet to the Northeast corner of the said "GRAND MARK CONDOS" tract and being at a point on the South line of that certain "SHERWOOD ARMS CONDOS" tract as described at Page 1735, Book 4550 of the Oklahoma County Deed Records; Thence N 90°00'00" E for a distance of 73.26 feet to the Southeast corner of the said "SHERWOOD ARMS CONDOS" tract; Thence N 00°00'00" E for a distance of 198.63 feet to the Northeast corner of the said "SHERWOOD ARMS CONDOS" tract and being at a point on the South Right-of-Way line of Sherwood Lane; Thence Southeasterly along the South Right-of-Way line of Sherwood Lane and along a curve to the right having a radius of 686.00 feet (subtended by a chord bearing S 72°48'10" E and chord length of 322.01 feet) for an arc length of 325.04 feet to the Northeast corner of Lot 1, Block 27 of said NICHOLS HILLS, BUSINESS SECTION; Thence S 49°54'58" E for a distance of 82.00 feet to the Northwest corner of Lot 6, Block 2 of said AMENDED PLAT OF BLOCKS A-B-C-D-E-1-2-3 & 26 NICHOLS HILLS; Thence S 50°00'00" E along the Southwest Right-of-Way line of "The Strand" Road (A 100' wide right-of-way) for a distance of 285.08 feet; Thence S 00°12'00" E for a distance of 173.28

PURCHASE AND SALE AGREEMENT

AND

PURCHASE AND SALE AGREEMENT

EXHIBIT A-4
NORTH TRIANGLE LAND

TRACT I

PURCHASE AND SALE AGREEMENT

TRACT II

PURCHASE AND SALE AGREEMENT

EXHIBIT A-5
KINGS COURT LAND

PURCHASE AND SALE AGREEMENT

EXHIBIT A-6
SHELL STATION LAND

PURCHASE AND SALE AGREEMENT

EXHIBIT A-7
KENSINGTON LAND

PURCHASE AND SALE AGREEMENT

EXHIBIT "B-1"
CLASSEN CURVE CONTRACTS

1.	Allied Waste Services – Customer Service Agreement dated May 1, 2013

The following provide services but we do not have a copy of a written contract:

2.	Dave’s Window Cleaning

3.	Pentro Window Cleaning

4.	Kurt’s Pest Control

5.	Heather Griswold (Merchant Assoc. Admin)

PURCHASE AND SALE AGREEMENT

EXHIBIT "B-2"
TRIANGLE CONTRACTS

None.

PURCHASE AND SALE AGREEMENT

EXHIBIT "B-3"
NHP CONTRACTS

1.	JK Janitorial Service – Independent Contractor Service Agreement dated September 20, 2013

2.	ThyssenKrupp Elevator – Platinum Premier Maintenance Agreement dated September 14, 2009

3.	Allied Waste Services – Customer Service Agreement dated February 14, 2011

The following provide services but we do not have a copy of a written contract:

4.	Dave’s Window Cleaning

5.	Pentro Window Cleaning

6.	Kurt’s Pest Control

7.	Heather Griswold (Merchant Assoc. Admin)

PURCHASE AND SALE AGREEMENT

EXHIBIT "C"
RENT ROLLS

[Attached]

PURCHASE AND SALE AGREEMENT

Chesapeake Land Development Co. Summarized Commercial Rent Roll 10-16-2013 Page 1
System Date: 10-16-2013
System Time: 9:09 am

As of Date: 10-01-2013

Property: 36181 North Triangle South

Unit	Class	Status	Date Available	Rentable Sq Ft	Pct of Property	Previous Rent (Vacant Units)	Monthly Rent	Other Mthly Charges	Annual Rent	Annual Rent Per Sq Ft	Lease ID	Actual(A)/ Intended(I) Move-In Date	Intended (Original) Lease End	None Lease Option Call-up Date	None Lease Option Expiration Date
6001	Retail	OCCUPIED	N/A	42,027.00	62.86 %		47,280.38	8,907.01	567,364.56	13.50					
	PRIMARY TENANT ID: WHOLE01 Whole Foods Market										36181-6001-WHOL(0)	10-12-2011 A	10-31-2031		
6100	Retail	OCCUPIED	N/A	10,000.00	14.96 %		22,500.00	3,004.17	270,000.00	27.00					
	PRIMARY TENANT ID: ANTHRO01 Anthropologie Inc										36181-6100-ANTH(0)	01-27-2012 A	01-31-2017		
6150	Retail	VACANT		14,835.00	22.19 %					.00					
*															

Property 36181 Summary Totals:

Total Occupied Sq Ft (Rentable):	52,027.00
Total Vacant Sq Ft (Rentable):	14,835.00
Total Sq Ft (Rentable):	66,862.00
Total Previous Rent For Vacant Units:	.00
Total Monthly Rent For Occupied Units:	69,780.38
Total Other Monthly Charges For Occupied Units:	11,911.18
Total Annual Rent For All Units:	837,364.56
Total Annual Rent Per Sq Ft For All Units:	12.52
Total # of Units:	3
Percentage Occupied:	77.81 %

PURCHASE AND SALE AGREEMENT

Chesapeake Land Development Co. Summarized Commercial Rent Roll 10-16-2013 Page 1
System Date: 10-16-2013
System Time: 9:09 am

As of Date: 10-01-2013

Property: 35782 Classen Curve

Unit	Class	Status	Date Available	Rentable Sq Ft	Pct of Property	Previous Rent (Vacant Units)	Monthly Rent	Other Mthly Charges	Annual Rent	Annual Rent Per Sq Ft	Lease ID	Actual(A)/ Intended(I) Move-In Date		Intended (Original) Lease End	None Lease Option Call-up Date	Expiration Date
A	Retail	OCCUPIED	N/A	4,128.00	4.42 %		6,880.00	1,695.00	82,560.00	20.00	35782-5860-THEU(0)	09-20-2010	A	08-31-2020		
	PRIMARY TENANT ID:	THEUP01	The Upper Crust													
B	Retail	OCCUPIED	N/A	5,500.00	5.88 %		9,166.67	218.44	110,000.04	20.00	35782-B-ONAWHIM(0)	09-07-2010	A	07-31-2017		
	PRIMARY TENANT ID:	ONAWHIM	On A Whim													
B-1	Retail	OCCUPIED	N/A	2,250.00	2.41 %		3,375.00	790.79	40,500.00	18.00	35782-B1-GILES(0)	05-15-2011	A	06-30-2016		
	PRIMARY TENANT ID:	GILES01	Giles,LLC													
B-2	Retail	VACANT		2,000.00	2.14 %					.00						
B-3	Office	OCCUPIED	N/A	1,250.00	1.34 %		2,083.33	520.83	24,999.96	20.00	35782-B-3-BLOLL(0)	06-15-2013	A	06-30-2018		
	PRIMARY TENANT ID:	BLOLLC01	Blo LLC													
C-1	Retail	OCCUPIED	N/A	3,032.00	3.24 %		5,053.33	1,075.31	60,639.96	20.00	35782-5840-BRAN(1)	06-15-2012	A	05-31-2017		
	PRIMARY TENANT ID:	BRANS01	AB Modern OKC, LLC													
C-2	Retail	OCCUPIED	N/A	.00	.00 %					.00	35782-5840-BRAN(1)	06-15-2012	A	05-31-2017		
	PRIMARY TENANT ID:	BRANS01	AB Modern OKC, LLC													
C-3	Retail	OCCUPIED	N/A	3,514.00	3.76 %		4,288.33	1,075.61	51,459.96	14.64	35782-5840-LADE(1)	07-28-2013	A	06-30-2015		
	PRIMARY TENANT ID:	LADEE01	Uptown Kids, LLC													
C-4	Retail	VACANT		.00	.00 %					.00						
C5	Retail	OCCUPIED	N/A	1,232.00	1.32 %		2,156.00	459.71	25,872.00	21.00	35782-C5-GREENG(0)	11-24-2011	A	10-31-2016		
	PRIMARY TENANT ID:	GREENG01	Green Goodies													
D	Retail	OCCUPIED	N/A	5,358.00	5.73 %		8,930.00	2,244.45	107,160.00	20.00	35782-5830-REPU(0)	03-29-2010	A	04-30-2020		
	PRIMARY TENANT ID:	REPUB01	Republic Gastropub													
E1	Retail	OCCUPIED	N/A	3,035.00	3.25 %		7,327.35	1,271.50	87,928.20	28.97	35782-E2-ONEHU(2)	03-15-2013	A	09-30-2014		
	PRIMARY TENANT ID:	ONEHU01	One Hundred Five Degrees, LLC													
E2	Retail	OCCUPIED	N/A	1,030.00	1.10 %		1,888.33	430.55	22,659.96	22.00	35782-E2-BLACKO(0)	02-24-2011	A	06-30-2016		
	PRIMARY TENANT ID:	BLACKOP	Black Optical OKC, Inc.													
F-1	Retail	OCCUPIED	N/A	2,500.00	2.67 %		4,583.00	1,045.02	54,996.00	22.00	35782-F1-ERYS(0)	05-18-2012	A	05-31-2027		
	PRIMARY TENANT ID:	ERYS01	Erys LLC / Liberte													
F-2	Retail	VACANT		1,250.00	1.34 %					.00						
F-3	Retail	OCCUPIED	N/A	3,250.00	3.48 %		8,125.00	1,833.55	97,500.00	30.00	35782-F-3-LULUL(0)	08-09-2013	A	08-31-2018		
	PRIMARY TENANT ID:	LULULU01	Lululemon USA Inc													
G-1	Retail	VACANT		2,750.00	2.94 %	4,583.33			54,999.96	20.00

PURCHASE AND SALE AGREEMENT

Chesapeake Land Development Co. Summarized Commercial Rent Roll 10-16-2013 Page 2
System Date: 10-16-2013
System Time: 9:09 am

As of Date: 10-01-2013

Property: 35782 Classen Curve

Unit	Class	Status	Date Available	Rentable Sq Ft	Pct of Property	Previous Rent (Vacant Units)	Monthly Rent	Other Mthly Charges	Annual Rent	Annual Rent Per Sq Ft	Lease ID	Actual (A)/ Intended (I) Move-In Date	Intended (Original) Lease End	None Lease Option Call-up Date	Expiration Date
G-2	Retail	OCCUPIED	N/A	2,750.00	2.94 %		4,583.33	1,149.64	54,999.96	20.00					
	PRIMARY TENANT ID: NOSAM Nosam (Barre3)										35782-G2-NOSAM(0)	10-16-2010 A	10-31-2015		
H-1	Retail	OCCUPIED	N/A	3,000.00	3.21 %		3,000.00	1,119.25	36,000.00	12.00					
	PRIMARY TENANT ID: TUCKEN01 Tucker's Number Two										35782-H1-TUCKER(0)	08-08-2012 A	08-31-2022		
H-2	Retail	VACANT		2,000.00	2.14 %					.00					
I	Retail	VACANT		7,000.00	7.49 %					.00					
J	Retail	OCCUPIED	N/A	5,500.00	5.88 %		9,166.67	2,148.02	110,000.04	20.00					
	PRIMARY TENANT ID: REDCOY Red Coyote L.L.C										35782-5800-REDC(2)	03-30-2013 A	03-31-2018		
K	Retail	OCCUPIED	N/A	9,570.00	10.24 %		13,557.50	3,610.30	162,690.00	17.00					
	PRIMARY TENANT ID: WININT01 Winter House Interiors Inc										35782-5710-WINT(1)	05-25-2011 A	09-30-2016		
L	Retail	OCCUPIED	N/A	4,673.00	5.00 %		11,638.33	1,957.59	139,659.96	29.89					
	PRIMARY TENANT ID: CAFE501 Cafe 501										35782-5825-CAFE(0)	09-01-2010 A	08-30-2020		
M	Retail	OCCUPIED	N/A	16,900.00	18.08 %		36,896.53	7,079.57	442,758.36	26.20					
	PRIMARY TENANT ID: BALLIET'S Balliet's LLC										35782-5801-BALL(1)	08-12-2010 A	08-31-2020		

Property 35782 Summary Totals:

Total Occupied Sq Ft (Rentable):	78,472.00
Total Vacant Sq Ft (Rentable):	15,000.00
Total Sq Ft (Rentable):	93,472.00
Total Previous Rent For Vacant Units:	4,583.33
Total Monthly Rent For Occupied Units:	142,698.70
Total Other Monthly Charges For Occupied Units:	29,725.13
Total Annual Rent For All Units:	1,767,384.36
Total Annual Rent Per Sq Ft For All Units:	18.91
Total # of Units:	25
Percentage Occupied:	83.95 %

PURCHASE AND SALE AGREEMENT

Chesapeake Land Development Co. | Summarized Commercial Rent Roll | 10-16-2013 Page 1

System Date: 10-16-2013
System Time: 2:37 pm

As of Date: 10-01-2013

Property: 35797 NH Plaza

Unit	Class	Status	Date Available	Rentable Sq Ft	Pct of Property	Previous Rent (Vacant Units)	Monthly Rent	Other Mthly Charges	Annual Rent	Annual Rent Per Sq Ft	Lease ID	Actual(A)/ Intended(I) Move-In Date	Intended (Original) Lease End	None Lease Option Call-up Date	None Lease Option Expiration Date
1117	Retail	VACANT		2,333.00	1.80 %	2,625.00			31,500.00	13.50					
1121	Retail	OCCUPIED	N/A	3,000.00	2.32 %		3,540.87	967.50	42,490.44	14.16					
	PRIMARY TENANT ID: MAMAS01	Mamasita's of Oklahoma City									35797-1121-MAMA(2)	02-01-2013 A	01-31-2016		
6409	Retail	VACANT		18,000.00	13.92 %	9,000.00			108,000.00	6.00					
6411	Retail	VACANT		4,000.00	3.09 %	3,666.67			44,000.04	11.00					
6413	Retail	VACANT		1,500.00	1.16 %	1,500.00			18,000.00	12.00					
6415	Retail	VACANT		1,435.00	1.11 %	1,554.58			18,654.96	13.00					
6419	Retail	VACANT		1,465.00	1.13 %	1,500.00			18,000.00	12.29					
6423	Retail	VACANT	1-31-2013	1,220.00	.94 %	1,525.00			18,300.00	15.00					
6427	Retail	VACANT		1,610.00	1.24 %					.00					
6429	Retail	OCCUPIED	N/A	6,476.00	5.01 %		7,404.22		88,850.64	13.72					
	PRIMARY TENANT ID: MJWEBC	MJ Webb & Company									35797-6429-MJWE(0)	09-01-2012 A	07-31-2017		
6430	Retail	OCCUPIED	N/A	2,756.00	2.13 %		5,280.04	746.42	63,360.48	22.99					
	PRIMARY TENANT ID: STARB01	Starbucks Coffee #6490OK									35797-6430-STAR(0)	11-01-2001 A	02-28-2017		
6431	Retail	VACANT		.00	.00 %	1,957.00			23,484.00	.00					
6432	Retail	OCCUPIED	N/A	1,866.00	1.44 %		2,673.05	615.79	32,076.60	17.19					
	PRIMARY TENANT ID: SATUR01	Saturn Grill									35797-6432-SATU(1)	05-01-2012 A	04-30-2017		
															EXPIRED
6433	Retail	VACANT	1-01-2010	.00	.00 %	1,875.00			22,500.00	.00					
6434	Retail	OCCUPIED	N/A	1,608.00	1.24 %		2,144.00	529.30	25,728.00	16.00					
	PRIMARY TENANT ID: ORGANS01	Organic Squeeze LLC									35797-6434-ORGA(0)	08-13-2013 A	08-31-2018		
6435	Retail	VACANT		2,300.00	1.78 %	2,491.67			29,900.04	13.00					
6436	Retail	OCCUPIED	N/A	3,470.00	2.68 %		3,790.98	1,119.08	45,491.76	13.11					
	PRIMARY TENANT ID: SJHAG01	SJ Haggard & Co.									35797-6463-SJHA(1)	03-01-2011 A	02-28-2016		
6437	Retail	OCCUPIED	N/A	3,413.00	2.64 %		5,102.50	1,096.45	61,230.00	17.94					
	PRIMARY TENANT ID: THECO	The Coach House									35797-6437-THEC(2)	03-01-2013 A	05-31-2016		
6442	Retail	OCCUPIED	N/A	2,367.00	1.83 %		2,564.25	779.69	30,771.00	13.00					
	PRIMARY TENANT ID: LASER01	Laser Light Skin Clinic									35797-6442-LASE(2)	10-01-2011 A	09-30-2014

PURCHASE AND SALE AGREEMENT

Chesapeake Land Development Co. | Summarized Commercial Rent Roll | 10-16-2013 Page 2
System Date: 10-16-2013
System Time: 2:37 pm

As of Date: 10-01-2013

Property: 35797 NH Plaza

Unit	Class	Status	Date Available	Rentable Sq Ft	Pct of Property	Previous Rent (Vacant Units)	Monthly Rent	Other Mthly Charges	Annual Rent	Annual Rent Per Sq Ft	Lease ID	Actual (A)/ Intended(I) Move-In Date		Intended (Original) Lease End	None Lease Option Call-up Date	Expiration Date
6443	Retail	VACANT		3,520.00	2.72 %	3,813.33			45,759.96	13.00						
6444	Office	VACANT		.00	.00 %					.00						
6446	Retail PRIMARY TENANT ID: PLCWH01	OCCUPIED	N/A PLCW Holding	1,171.00	.91 %		1,366.17		16,394.04	14.00	35797-6446-PLCW(0)	09-01-2012	A	07-31-2017		
6447	Retail	VACANT		2,102.00	1.63 %	2,452.33			29,427.96	14.00						
6451	Retail	VACANT		3,168.00	2.45 %	3,696.00			44,352.00	14.00						
6452	Retail PRIMARY TENANT ID: VANCL01	OCCUPIED	N/A Van Cleef's Salon	2,208.00	1.71 %		2,300.00	712.08	27,600.00	12.50	35797-6452-VANC(1)	06-29-2000	A	09-30-2016		
6454	Retail PRIMARY TENANT ID: KASAW01	OCCUPIED	N/A KASA Wallpaper	1,194.00	.92 %		1,000.00	385.08	12,000.00	10.05	35797-6454-KASA(0)	11-01-2011	A	12-31-2099		EXPIRED
6459	Retail	VACANT		1,500.00	1.16 %	1,875.00			22,500.00	15.00						
6460	Retail PRIMARY TENANT ID: MARCYMCCOY	OCCUPIED	N/A Marcy & Abbey McCoys Inc.	1,420.00	1.10 %		1,538.33	467.63	18,459.96	13.00	35797-6460-MARC(0)	07-01-2011	A	09-30-2014		
6462	Retail	VACANT		.00	.00 %					.00						
6463	Retail	VACANT		1,800.00	1.39 %	3,000.00			36,000.00	20.00						
6464	Retail PRIMARY TENANT ID: LUXE	OCCUPIED	N/A Luxe Objects	1,714.00	1.33 %		1,950.00	552.77	23,400.00	13.65	35797-6464-LUXE(0)	01-01-2011	A	02-28-2014		
6465	Retail PRIMARY TENANT ID: WLPOR01	OCCUPIED	N/A W.L. Portrait Studio	1,759.00	1.36 %		1,000.00	567.27	12,000.00	6.82	35797-6465-WLPO(0)	11-01-2010	A	10-31-2016		
6471	Retail PRIMARY TENANT ID: RUTHM01	OCCUPIED	N/A Ruth Meyers, Inc.	5,675.00	4.39 %		6,857.29	1,830.18	82,287.48	14.50	35797-6471-RUTH(0)	06-01-1987	A	01-31-2016		EXPIRED
6474	Retail PRIMARY TENANT ID: SUZAN01	OCCUPIED	N/A Suzanne's Linen Closet	1,800.00	1.39 %		1,950.00	580.50	23,400.00	13.00	35797-6474-SUZA(1)	08-01-2012	A	07-31-2015		EXPIRED
6475	Retail PRIMARY TENANT ID: COOLG01	OCCUPIED	N/A Cool Green's, Inc.	2,046.00	1.58 %		2,693.90	659.85	32,326.80	15.80	35797-6475-COOL(0)	09-11-2009	A	07-31-2014		EXPIRED
6476	Retail PRIMARY TENANT ID: LSM92 01	OCCUPIED	N/A LSM92 LLC	1,500.00	1.16 %		1,750.00	311.25	21,000.00	14.00	35797-6476-GRET(1)	09-06-2012	A	10-31-2013		
6478	Retail PRIMARY TENANT ID: JLAWEN01	OCCUPIED	N/A J Law Enterprises LLC	1,500.00	1.16 %		1,500.00	493.75	18,000.00	12.00	35797-6478-JLAW(0)	02-01-2013	A	01-31-2014

PURCHASE AND SALE AGREEMENT

Chesapeake Land Development Co. Summarized Commercial Rent Roll 10-16-2013 Page 3
System Date: 10-16-2013
System Time: 2:37 pm

As of Date: 10-01-2013

Property: 35797 NH Plaza

Unit	Class	Status	Date Available	Rentable Sq Ft	Pct of Property	Previous Rent (Vacant Units)	Monthly Rent	Other Mthly Charges	Annual Rent	Annual Rent Per Sq Ft	Lease ID	Actual(A)/ Intended(I) Move-In Date	Intended (Original) Lease End	None Lease Option Call-up Date	Expiration Date
6480	Retail	OCCUPIED	N/A	2,400.00	1.86 %		2,600.00	736.00	31,200.00	13.00					
	PRIMARY TENANT ID: BEBES01		Bebe's								35797-6480-BEBE(0)	11-01-1998 A	02-28-2015		EXPIRED
6482	Retail	OCCUPIED	N/A	1,500.00	1.16 %		1,625.00	483.74	19,500.00	13.00					
	PRIMARY TENANT ID: IGUANC01		Iguana MX & Cocina de Marie								35797-6482-CHIC(2)	05-01-2012 A	09-30-2014		
6484	Retail	OCCUPIED	N/A	923.00	.71 %		999.92	275.36	11,999.04	13.00					
	PRIMARY TENANT ID: NHPSTY01		Nichols Hills Plaza Style Shop								35797-6484-NHPS(1)	01-01-2012 A	12-31-2016		
6486	Retail	OCCUPIED	N/A	1,800.00	1.39 %		1,950.00	592.50	23,400.00	13.00					
	PRIMARY TENANT ID: FANNY01		Fanny Bolen Interiors								35797-6486-FANN(1)	12-01-2012 A	11-30-2017		EXPIRED
6488	Retail	OCCUPIED	N/A	881.00	.68 %		954.42	284.13	11,453.04	13.00					
	PRIMARY TENANT ID: STRETCH U		Stretch U, L.L.C.								35797-6488-STRE(0)	11-15-2010 A	10-31-2014		
6490	Retail	OCCUPIED	N/A	923.00	.71 %		691.88	60.00	8,302.56	9.00					
	PRIMARY TENANT ID: CHRIS01		Christian Science Reading Room								35797-6490-CHRI(0)	12-01-2004 A	11-30-2013		
6492	Retail	OCCUPIED	N/A	2,400.00	1.86 %		2,600.00	156.00	31,200.00	13.00					
	PRIMARY TENANT ID: SPENC01		Spencer Stone								35797-6492-SPEN(0)	11-01-2003 A	10-31-2013		EXPIRED
6421-201	Office	OCCUPIED	N/A	396.00	.31 %		495.00		5,940.00	15.00					
	PRIMARY TENANT ID: GEORG01		George James								35797-201-GEOR1(1)	10-08-2009 A	09-30-2012		EXPIRED
6421-202	Office	OCCUPIED	N/A	417.00	.32 %		503.88		6,046.56	14.50					
	PRIMARY TENANT ID: PRIME01		Carolyn Prime								35797-202-PRIME(1)	04-01-2013 A	03-31-2014		EXPIRED
6421-203	Office	VACANT	4-30-2010	550.00	.43 %	948.00			11,376.00	20.68					
6421-204	Office	OCCUPIED	N/A	1,237.00	.96 %		1,520.48		18,245.76	14.75					
	PRIMARY TENANT ID: THERE01		The Recognition Co.								35797-6421-THER(3)	09-01-2005 A	12-31-2015		
6421-205	Office	OCCUPIED	N/A	.00	.00 %					.00					
	PRIMARY TENANT ID: THERE01		The Recognition Co.								35797-6421-THER(3)	09-01-2005 A	12-31-2015		
6421-206	Office	OCCUPIED	N/A	.00	.00 %					.00					
	PRIMARY TENANT ID: THERE01		The Recognition Co.								35797-6421-THER(3)	09-01-2005 A	12-31-2015		
6421-206A	Office	OCCUPIED	N/A	387.00	.30 %		487.67		5,852.04	15.12					
	PRIMARY TENANT ID: PENTH01		Sylvia Trachtenberg								35797-6421-PENT(3)	01-01-2013 A	12-31-2013		EXPIRED
6421-207	Office	OCCUPIED	N/A	409.00	.32 %		545.33		6,543.96	16.00					
	PRIMARY TENANT ID: CHASEP01		Chase Properties Inc								35797-6421207-C(0)	02-01-2013 A	01-31-2014		
6421-207A	Office	VACANT		.00	.00 %					.00

PURCHASE AND SALE AGREEMENT

Chesapeake Land Development Co. Summarized Commercial Rent Roll 10-16-2013 Page 4
System Date: 10-16-2013
System Time: 2:37 pm

As of Date: 10-01-2013

Property: 35797 NE Plaza

Unit	Class	Status	Date Available	Rentable Sq Ft	Pct of Property	Previous Rent (Vacant Units)	Monthly Rent	Other Mthly Charges	Annual Rent	Annual Rent Per Sq Ft	Lease ID	Actual(A)/ Intended(I) Move-In Date	Intended (Original) Lease End	None Lease Option Call-up Date	None Lease Option Expiration Date
6421-208	Office	OCCUPIED	N/A	225.00	.17 %		276.56		3,318.72	14.75	35797-6421-CRAI(4)	01-24-2011 A	12-31-2015		
	PRIMARY TENANT ID: CRAIG01 Lelah Craig														
6421-209	Office	OCCUPIED	N/A	825.00	.64 %		1,014.06		12,168.72	14.75	35797-6421-KIMB(2)	01-24-2011 A	12-31-2015		
	PRIMARY TENANT ID: KIMBA01 Janie Comstock & Ron Licklider														
6421-209B	Office	OCCUPIED	N/A	675.00	.52 %		829.69		9,956.28	14.75	35797-6421-KONK(4)	01-24-2011 A	12-31-2015		
	PRIMARY TENANT ID: KONKE01 Konard Keesee														
6421-210	Office	OCCUPIED	N/A	512.00	.40 %		629.33		7,551.96	14.75	35797-6421-THEW(2)	01-24-2011 A	12-31-2015		
	PRIMARY TENANT ID: THEWE01 MJ Webb & Co.														
6421-211	Office	OCCUPIED	N/A	477.00	.37 %		437.25	50.88	5,247.00	11.00	35797-6421-SHAF(0)	03-01-2010 A	01-31-2013		EXPIRED
	PRIMARY TENANT ID: SHAFER Schafer Development														
6421-212	Office	OCCUPIED	N/A	562.00	.43 %		714.23		8,570.76	15.25	35797-6421-TAIL(3)	01-24-2011 A	12-31-2015		
	PRIMARY TENANT ID: TAILW01 Tailwater														
6437 STRG	Storage	OCCUPIED	N/A	.00	.00 %					.00	35797-6437-THEC(2)	03-01-2013 A	05-31-2016		
	PRIMARY TENANT ID: THECO The Coach House														
6440-200	Common Area	VACANT		2,983.00	2.31 %					.00					
6440-20001	Office	OCCUPIED	N/A	243.00	.19 %		303.75		3,645.00	15.00	35797-6440-ADAM(0)	02-01-2011 A	01-31-2014		
	PRIMARY TENANT ID: ADAMBUSH01 Bush Law Offices														
6440-20002	Office	VACANT		.00	.00 %					.00					
6440-20003	Office	OCCUPIED	N/A	334.00	.26 %		230.00		2,760.00	8.26	35797-6440-MART(0)	02-04-2011 A	01-31-2014		
	PRIMARY TENANT ID: MARTYD Marty D Martin														
6440-20004	Office	OCCUPIED	N/A	2,169.00	1.68 %		2,703.94		32,447.28	14.96	35797-6440-MCLA(3)	05-01-2013 A	01-31-2014		
	PRIMARY TENANT ID: MCLARENS McLarens Young International														
6440-20005	Office	OCCUPIED	N/A	.00	.00 %					.00	35797-6440-MCLA(3)	05-01-2013 A	01-31-2014		
	PRIMARY TENANT ID: MCLARENS McLarens Young International														
6440-20006	Office	OCCUPIED	N/A	.00	.00 %					.00	35797-6440-MCLA(3)	05-01-2013 A	01-31-2014		
	PRIMARY TENANT ID: MCLARENS McLarens Young International														
6440-20007	Office	OCCUPIED	N/A	.00	.00 %					.00	35797-6440-MCLA(3)	05-01-2013 A	01-31-2014		
	PRIMARY TENANT ID: MCLARENS McLarens Young International														
6440-20008	Office	OCCUPIED	N/A	.00	.00 %					.00	35797-6440-MCLA(3)	05-01-2013 A	01-31-2014		
	PRIMARY TENANT ID: MCLARENS McLarens Young International														
6440-20009	Office	OCCUPIED	N/A	.00	.00 %					.00	35797-6440-MCLA(3)	05-01-2013 A	01-31-2014		
	PRIMARY TENANT ID: MCLARENS McLarens Young International

PURCHASE AND SALE AGREEMENT

Chesapeake Land Development Co.

Summarized Commercial Rent Roll

10-16-2013 Page 5
System Date: 10-16-2013
System Time: 2:37 pm

As of Date: 10-01-2013

Property: 35797 NH Plaza

Unit	Class	Status	Date Available	Rentable Sq Ft	Pct of Property	Previous Rent (Vacant Units)	Monthly Rent	Other Mthly Charges	Annual Rent	Annual Rent Per Sq Ft	Lease ID	Actual(A)/ Intended(I) Move-In Date		Intended (Original) Lease End	Lease Option (None) Call-up Date	Lease Option (None) Expiration Date
6440-20010	Office	OCCUPIED	N/A	892.00	.69 %		1,115.00		13,380.00	15.00						
	PRIMARY TENANT ID: MARILYNT01	Marilyn Torbett Company LLC									35797-6440-MARI(0)	02-01-2011	A	01-31-2014		
6440-20011	Office	VACANT		.00	.00 %					.00						
6440-20012	Office	VACANT		.00	.00 %					.00						
6440-20013	Office	VACANT		.00	.00 %					.00						
6440-20014	Office	OCCUPIED	N/A	230.00	.18 %		300.00		3,600.00	15.65						
	PRIMARY TENANT ID: PAGECON01	Page Concepts Inc									35797-6440-PAGE(0)	05-01-2011	A	04-30-2012		EXPIRED
6440-20015	Office	OCCUPIED	N/A	171.00	.13 %		193.34		2,320.08	13.57						
	PRIMARY TENANT ID: SMITK01	Katherine Smith									35797-20015SMIT(0)	05-01-2013	A	04-30-2014		
6440-20016	Office	OCCUPIED	N/A	141.00	.11 %		410.00		4,920.00	34.89						
	PRIMARY TENANT ID: BUXTONG01	Gary Buxton									35797-6440-BUXT(1)	08-01-2012	A	07-31-2014		
6440-20017	Office	OCCUPIED	N/A	219.00	.17 %		292.00		3,504.00	16.00						
	PRIMARY TENANT ID: GARYR01	Gary J Randolph Inc									35797-644020017(0)	05-01-2013	A	04-30-2014		
6440-20018	Office	OCCUPIED	N/A	147.00	.11 %		183.75		2,205.00	15.00						
	PRIMARY TENANT ID: HENRYK01	Henryk Realty, Inc									35797-6440-HENR(0)	04-01-2011	A	03-31-2014		
6440-20019	Office	OCCUPIED	N/A	226.00	.17 %		282.50		3,390.00	15.00						
	PRIMARY TENANT ID: LEGACP01	Legacy Painting Inc									35797-6440-LEGA(0)	01-01-2012	A	12-31-2099		
6440-20020	Office	VACANT		.00	.00 %					.00						
6440-20021	Conference Rm	VACANT		224.00	.17 %					.00						
6440-20022	Conference Rm	VACANT		231.00	.18 %					.00						
6440-20023	Office	VACANT		182.00	.14 %					.00						
6440-20024	Office	OCCUPIED	N/A	.00	.00 %					.00						
	PRIMARY TENANT ID: MCLARENS	McLarens Young International									35797-6440-MCLA(3)	05-01-2013	A	01-31-2014		
6440-20025	Office	OCCUPIED	N/A	.00	.00 %					.00						
	PRIMARY TENANT ID: MCLARENS	McLarens Young International									35797-6440-MCLA(3)	05-01-2013	A	01-31-2014		
6440-20026	Office	OCCUPIED	N/A	.00	.00 %					.00						
	PRIMARY TENANT ID: MCLARENS	McLarens Young International									35797-6440-MCLA(3)	05-01-2013	A	01-31-2014		
6440-20027	Office	OCCUPIED	N/A	.00	.00 %					.00						
	PRIMARY TENANT ID: MCLARENS	McLarens Young International									35797-6440-MCLA(3)	05-01-2013	A	01-31-2014

PURCHASE AND SALE AGREEMENT

Chesapeake Land Development Co. | Summarized Commercial Rent Roll | 10-16-2013 Page 6
System Date: 10-16-2013
System Time: 2:37 pm

As of Date: 10-01-2013

Property: 35797 NH Plaza

Unit	Class	Status	Date Available	Rentable Sq Ft	Pct of Property	Previous Rent (Vacant Units)	Monthly Rent	Other Mthly Charges	Annual Rent	Annual Rent Per Sq Ft	Lease ID	Actual(A)/ Intended(I) Move-In Date	Intended (Original) Lease End	None Lease Option: Call-up Date	None Lease Option: Expiration Date
6440-20028	Office	OCCUPIED	N/A	96.00	.07 %					.00					
	PRIMARY TENANT ID: BUXTONG01 Gary Buxton										35797-6440-BUXT(1)	08-01-2012 A	07-31-2014		
6440-20029	Office	OCCUPIED	N/A	91.00	.07 %					.00					
	PRIMARY TENANT ID: BUXTONG01 Gary Buxton										35797-6440-BUXT(1)	08-01-2012 A	07-31-2014		
6440-20030	Office	OCCUPIED	N/A	.00	.00 %					.00					
	PRIMARY TENANT ID: MCLARENS McLarens Young International										35797-6440-MCLA(3)	05-01-2013 A	01-31-2014		
6440-20031	Office	OCCUPIED	N/A	.00	.00 %					.00					
	PRIMARY TENANT ID: MCLARENS McLarens Young International										35797-6440-MCLA(3)	05-01-2013 A	01-31-2014		
6440-20032	Office	OCCUPIED	N/A	.00	.00 %					.00					
	PRIMARY TENANT ID: MCLARENS McLarens Young International										35797-6440-MCLA(3)	05-01-2013 A	01-31-2014		
6440-20033	Office	VACANT		394.00	.30 %	492.50			5,910.00	15.00					
6440-20034	Office	VACANT		.00	.00 %					.00					
6440-20035	Office	OCCUPIED	N/A	95.00	.07 %		126.67		1,520.04	192.01					
	PRIMARY TENANT ID: BEARDI01 Beard Integrated Inc										35797-6440-2003(0)	06-01-2013 A	05-31-2014		
6440-20036	Common Area	VACANT		97.00	.07 %					.00					
6440-20037	Office	VACANT		.00	.00 %					.00					
6440-201	Office	OCCUPIED	N/A	2,218.00	1.71 %		2,726.29		32,715.48	14.75					
	PRIMARY TENANT ID: NHES, LLC NH Professional Suites										35797-201-NHES(0)	11-01-2010 A	10-31-2015		
6440-202	Office	OCCUPIED	N/A	1,459.00	1.13 %		1,793.35		21,520.20	14.75					
	PRIMARY TENANT ID: MORAN01 Moran & Reed, PLLC										35797-6440-MORA(1)	01-01-1989 A	05-31-2014		
6440-203	Office	OCCUPIED	N/A	454.00	.35 %		567.50		6,810.00	15.00					
	PRIMARY TENANT ID: BOMA01 Okc Assoc of Bldg Ownrs & Mgrs										35797-6440-BOMA(0)	06-01-2012 A	12-31-2014		
6440-205	Office	OCCUPIED	N/A	416.00	.32 %		554.67		6,656.04	16.00					
	PRIMARY TENANT ID: REGENP01 Regenesis Preventive Medicine										35797-6440-205-(0)	01-01-2013 A	12-31-2013		
6440-206	Office	OCCUPIED	N/A	1,155.00	.89 %		1,419.69		17,036.28	14.75					
	PRIMARY TENANT ID: WELCH01 Mort G Welch & Sharry L Smit										35797-6440-WELC(2)	02-01-2011 A	01-31-2013		EXPIRED
6440-207	Office	OCCUPIED	N/A	547.00	.42 %		600.00		7,200.00	13.16					
	PRIMARY TENANT ID: SIDKRAMER Sid Kramer, LSW, PC										35797-6440-SIDK(0)	07-01-2011 A	06-30-2014		
6440-208	Office	OCCUPIED	N/A	1,800.00	1.39 %		2,212.50		26,550.00	14.75					
	PRIMARY TENANT ID: FAMIL01 Family Law Solutions P.C.										35797-6440-FAMI(1)	12-01-2010 A	11-30-2015

PURCHASE AND SALE AGREEMENT

Chesapeake Land Development Co. Summarized Commercial Rent Roll 10-16-2013 Page 7
System Date: 10-16-2013
System Time: 2:37 pm

As of Date: 10-01-2013

Property: 35797 NH Plaza

Unit	Class	Status	Date Available	Rentable Sq Ft	Pct of Property	Previous Rent (Vacant Units)	Monthly Rent	Other Mthly Charges	Annual Rent	Annual Rent Per Sq Ft	Lease ID	Actual(A)/ Intended(I) Move-In Date	Intended (Original) Lease End	None Lease Option Call-up Date	None Lease Option Expiration Date
6440-210	Office	OCCUPIED	N/A	1,739.00	1.34 %		1,304.25		15,651.00	9.00					
	PRIMARY TENANT ID: ACCESS01 Access Advisory Group, LLC										35797-6440-ACCE(0)	02-01-2012 A	01-31-2017		
*															

Property 35797 Summary Totals:

Total Occupied Sq Ft (Rentable):	78,734.00
Total Vacant Sq Ft (Rentable):	50,614.00
Total Sq Ft (Rentable):	129,348.00
Total Previous Rent For Vacant Units:	43,972.08
Total Monthly Rent For Occupied Units:	92,599.50
Total Other Monthly Charges For Occupied Units:	15,053.20
Total Annual Rent For All Units:	1,638,858.96
Total Annual Rent Per Sq Ft For All Units:	12.67
Total # of Units:	106
Percentage Occupied:	60.87 %

PURCHASE AND SALE AGREEMENT

Chesapeake Land Development Co. | Summarized Commercial Rent Roll | 10-16-2013 Page 1
System Date: 10-16-2013
System Time: 9:52 am

As of Date: 10-01-2013

Property: 35798 NH Shell Station

Unit	Class	Status	Date Available	Rentable Sq Ft	Pct of Property	Previous Rent (Vacant Units)	Monthly Rent	Other Mthly Charges	Annual Rent	Annual Rent Per Sq Ft	Lease ID	Actual(A)/ Intended(I) Move-In Date	Intended (Original) Lease End	None Lease Option Call-up Date	None Lease Option Expiration Date
100	Retail	OCCUPIED	N/A	1,000.00	100.00 %		3,076.39		36,916.68	36.92					
	PRIMARY TENANT ID: BOLEN01 Bolen Used Cars, Inc.										35798-100-BOLEN(0)	02-15-2001 A	03-20-2014		

100.00 %

PURCHASE AND SALE AGREEMENT

EXHIBIT "D"
TANGIBLE PERSONAL PROPERTY INVENTORY

1.	Lights and Ballasts (office portion) – NHP Land $300.00

2.	Christmas Lights – NHP Land $15,000.00

3.	Christmas Lights – Classen Curve Land $12,000.00

PURCHASE AND SALE AGREEMENT

EXHIBIT "E"
DUE DILIGENCE REQUEST LIST

[Attached]

PURCHASE AND SALE AGREEMENT

Glimcher Realty Trust
Due Diligence Checklist

Property Name: Classen Curve/Triangle@Classen Curve/Nichols Hills Plaza
Property Location: Oklahoma City and Nichols Hills, Oklahoma

Construction

Item	Date Requested	Date Received	Date Sent	Reviewer	Review Complete	Comments
Asbestos Survey						None
Building Condition/Structural Reports						None
Building Plans (shell and tenant build-outs) - inc. CAD files if available						IN Process- Working with Joe
Building Permits and Development Approvals						Copies being made should be ready Monday
Flood Hazard Zone						Completed
ALTA Survey - most recent available						Just missing a few
Phase I Environmental Report with any addendums						N/A
Phase II Environmental Report (if applicable)						N/A
Potential Outlots						
Recorded Plats						Should have ready by Monday or before
Remediation Action Plans (if applicable)						N/A
Roof Test for Asbestos or Phenolic Insulation						N/A
Site and Utility Plans (As-Builts)						IN Process- Working with Joe
Site Plan - PDF and CAD		6/3/2012				Have PDF versions
Technical Reports (Traffic Studies, Subsurface, Soil Borings, Parking Lots, Draining, Etc.						N/A
Underground/Above Ground Storage Tank Documentation						Only 1 and need to verify with Kathy that she hasn't seen it
Utility Availability/Capacity Letters (Cable, Electric, Gas, Sanitary and Storm Sewers, Telephone, Trash, Water)						N/A
Written Legal Descriptions (Overall Site and/or by Parcels)						Do we need something additional besides deed?
Zoning Classification/Compliance Letter						N/A
Zoning Maps, Ordinances, and Development Codes						Copies being made should be ready Monday
Zoning Letters						Completed

1 of 4

PURCHASE AND SALE AGREEMENT

Glimcher Realty Trust
Due Diligence Checklist

Property Name: Classen Curve/Triangle@Classen Curve/Nichols Hills Plaza

Property Location: Oklahoma City and Nichols Hills, Oklahoma

Financial Information Item	Date Requested	Date Received	Date Sent	Sent to	Review Complete	Comments
Aged Account Receivables & Write-Off Report						WE DO NOT RESERVE FOR BAD DEBT
Audited Financial Statements - Prior 3 Years						AUDITED
Current Rent Roll		6/3/2013				COMPLETED
Current Year Budgets - Operating and CapEx						CAPEX
Historical CapEx Expenditures for Past 3 Years						COMPLETED
Lease Expiration Report						COMPLETED
List of Tenants in Bankruptcy						HAVE NOT RECEIVED NOTICE OF ANY BANKRUPTCT FILINGS
Merchant Association/Promotional Fund Budget						COMPLETED
Operating Statements YTD and Prior 3 Years		6/3/2013				~~Have 2012 Income statement, no others~~ - COMPLETED
Operating Statements for Trailing Twelve Months (month by month compared to budget)						12 MONTH TRAILING NOT AVAILABLE OPERATING STATEMENTS ARE COMPARED TO BUDGET
Variance Reports - Actual vs. Budget						TO BUDGET
Proposed Lease Amendments						N/A PER KATHY MIRES 10/16/13
Real Estate Tax Bills - Prior 3 Years						COMPLETED
Rent Relief Report						N/A
Sales Histories for Last 3 Full Years and Trailing Twelve Months						COMPLETED
Security Deposit Details						COMPLETED
Tenant By Tenant Billings for Past Year - Itemized by Category (Base Rent, Percentage Rent, CAM, Taxes, Etc.)						COMPLETED
Percentage Rent Invoices for Current Lease Year						N/A TENANTS REQUIRED TO PAY WITH SALES REPORTS
Tenant Recoveries/Escalation Details/Worksheets (Most Recent Year End Adjustments on Tenant by Tenant Basis)						COMPLETED
Utility Bills for Most Recent Month and Summary of Utility Costs for Past 3 Years						COMPLETED
Most Recent Personal Property Tax Return						PROPERTIES
Last 2 Years of Federal Tax Returns						FEDERAL TAX NOT FILED FOR INDIVIDUAL PROPERTIES
Fixed Asset Listing/Depreciation Reports						COMPLETED
Most Recent Sales/Use Tax Returns						SALES & USE TAX NOT FILED FOR INDIVIDUAL PROPERTIES

Leasing Item	Date Requested	Date Received	Date Sent	Sent to	Review Complete	Comments
Current Leasing Status Update with Leasing Budget and Proforma Rents with copies of any outstanding Lease Order Forms or LOI's						We don't currently have this, Denise?
Details of Tenant installation Costs, Allowances, Rent Credits & Other Concessions (Both Recently Signed and Pending Leases & Renewals)						Joe L. has.
Leasing/Floor Plans						
Marketing Materials (Leasing Brochures, Interior/Exterior Photos, Aerial Photos, etc.)		6/3/2013				limited amount
Tenant Handbook						No handbook
Tenant Contact List (Name, Address, Phone #'s, etc.)						

2 of 4

PURCHASE AND SALE AGREEMENT

Glimcher Realty Trust
Due Diligence Checklist

Property Name: Classen Curve/Triangle@Classen Curve/Nichols Hills Plaza
Property Location: Oklahoma City and Nichols Hills, Oklahoma

Legal Item	Date Requested	Date Received	Date Sent	Sent to	Review Complete	Comments
Copies of Lease Abstracts						provided where available
Copies of Leases and amendments with Site Plan or other plan Exhibits. Should include delivery of possession letters and rent commencement date notices.		6/14/2013				some files missing, but have received most of them
Copies of Legal Notices of Violations or Defaults						provided where available
Copies of Temporary Tenant Agreements						provided where available
Copies of Tenant Correspondence						provided where available
Copy of REA/Operating Agreement (including Supplements and Side Letters)						n/a
Insurance Policies/Certificates Indicating Current Coverages and Premiums, A 3 Year Loss Run, and Summary of Pending Litigation						Erin and I are still working on these.
Leasing/Broker Agreements						we don't have these - any thing we had was turned over to Joe
Loan Documents						n/a
Management Agreements						n/a
Notices/Actions on Takings/Condemnation Matters						n/a
Organizational Documents						n/a
Real Estate Taxes - Assessment Notices - Reductions/Appeals Pending						
Standard Lease Form						Joe has this.
Summary of Litigation (other than Insured)						n/a
Summary of Tenant Bankruptcies						provided where available
Summary of Mechanics Liens						n/a
Summary of Tax & Judgment Liens						n/a
Summary of UCC Filings						n/a
Title Commitment With Underlying Documents						Completed

3 of 4

PURCHASE AND SALE AGREEMENT

Glimcher Realty Trust
Due Diligence Checklist

Property Name: Classen Curve/Triangle@Classen Curve/Nichols Hills Plaza

Property Location: Oklahoma City and Nichols Hills, Oklahoma

Operations/Property Management Item	Date Requested	Date Received	Date Sent	Sent to	Review Complete	Comments
ADA Compliance Studies/Reports						- KM will discuss with Joe
Certificates of Occupancy (Mall and Tenant Spaces)						provided where available
Copies of Agreements with Governmental Entities						n/a
Copies of Service Agreements						
Copies of Specialty/Ancillary Income Agreements						n/a
Current Vendor/Contractor/Service Providers List (Name, Address, Phone #'s, Etc.)						KM working on
Employee Roster (Names with Job Title)						
FCC License						n/a
Merchant Association/Promotional Fund Information/Agreements						sent to CP, ET
Personal Property Inventory						Joe has this, sent to CP
Resumes of Key Management Staff						n/a
Summary of Building Areas (Gross Floor Area, Gross Leasable Area, Common Mall Area, Food Court Seating Area, Service Hallways, Mechanical Rooms)						Included in the Rent Roll
Vacant Space - Room Condition/Status Information						shell condition
Warranties - HVAC						KM is checking on
Warranties - Roof						
Warranties - Other						KM is checking on

4 of 4

PURCHASE AND SALE AGREEMENT

SCHEDULE 7.7

None.

PURCHASE AND SALE AGREEMENT

SCHEDULE 7.8

The lease with Planetary Palettes, LLC d/b/a Saturn Grill provides for the landlord to construct certain improvements within the leased space as specified therein.
The following tenants have the right to seek reimbursements and/or contributions from the landlord for improvements made by such tenants to their respective leased premises under the terms of their respective leases: lululemon, La Dee Da dba Uptown Kids and Organic Squeeze.
The landlord is responsible for leasing commissions to Blanton Property Company related to the Uptown Kids lease amendment.

PURCHASE AND SALE AGREEMENT

SCHEDULE 7.12

Seller believes that there may be a dispute between One Hundred Five Degrees, LLC dba Tamazul regarding the payment to a vendor for the fabrication of certain signage for the leased premises, although no threats or demands have been made to Seller.

PURCHASE AND SALE AGREEMENT

FIRST AMENDMENT TO PURCHASE AND SALE AGREEMENT

THIS FIRST AMENDMENT TO PURCHASE AND SALE AGREEMENT ("First Amendment") is dated effective as of the 10th day of December, 2013 ("Effective Date"), by and between Chesapeake Land Development Company, L.L.C., an Oklahoma limited liability company ("Seller"), and Glimcher Properties Limited Partnership, a Delaware limited partnership ("Purchaser").

WITNESSETH:

WHEREAS, Seller and Purchaser entered into that certain Purchase and Sale Agreement dated October 29, 2013, regarding certain property located generally in Nichols Hills, Oklahoma and Oklahoma City, Oklahoma (the "Agreement"). Unless otherwise defined herein, capitalized terms used herein shall have the meanings ascribed to them in the Agreement.

2. Except as amended and modified herein, the Agreement continues in full force and effect.

3. The parties may execute this First Amendment in counterparts, each of which shall constitute an original and all of which, when taken together, shall constitute one and the same instrument. To facilitate execution of this First Amendment, the parties may execute and exchange, by telephone facsimile or electronic mail PDF, counterparts of the signature pages.

IN WITNESS WHEREOF, Purchaser and Seller have executed this First Amendment as of the Effective Date.

(Signature Page to Follow)

SECOND AMENDMENT TO PURCHASE AND SALE AGREEMENT

THIS SECOND AMENDMENT TO PURCHASE AND SALE AGREEMENT ("Second Amendment") is dated effective as of the 13th day of January, 2014 ("Effective Date"), by and between Chesapeake Land Development Company, L.L.C., an Oklahoma limited liability company ("Seller"), and Glimcher Properties Limited Partnership, a Delaware limited partnership ("Purchaser").

WITNESSETH:

2. The Closing Date as defined in Section 12 of the Agreement is hereby extended until February 26, 2014.

3. Except as amended and modified herein, the Agreement continues in full force and effect.

4. The parties may execute this Second Amendment in counterparts, each of which shall constitute an original and all of which, when taken together, shall constitute one and the same instrument. To facilitate execution of this Second Amendment, the parties may execute and exchange, by telephone facsimile or electronic mail PDF, counterparts of the signature pages.

IN WITNESS WHEREOF, Purchaser and Seller have executed this Second Amendment as of the Effective Date.

(Signature Page to Follow)

THIRD AMENDMENT TO PURCHASE AND SALE AGREEMENT
THIS THIRD AMENDMENT TO PURCHASE AND SALE AGREEMENT (this “Third Amendment”) dated effective as of the 22nd day of January, 2014 (“Effective Date”) by and between Chesapeake Land Development Company, L.L.C., an Oklahoma limited liability company (“Seller”), and Glimcher Properties Limited Partnership, a Delaware limited partnership ("Purchaser").
WITNESSETH:

WHEREAS, Seller and Purchaser entered into that certain Purchase and Sale Agreement dated October 29, 2013, that certain First Amendment to Purchase and Sale Agreement dated December 10, 2013 and that certain Second Amendment to Purchase and Sale Agreement dated January 13, 2014 regarding certain property located generally in Nichols Hills, Oklahoma and in Oklahoma City, Oklahoma (as amended, the “Agreement”); and
WHEREAS, Seller and Purchaser have agreed to modify the Agreement as set forth herein:
NOW, THEREFORE, in consideration of the premises and the mutual covenants and obligations contained in this Third Amendment and for such other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Purchaser and Seller hereby agree to amend the Agreement as follows:
1.Unless otherwise defined herein, capitalized terms used herein shall have the meaning ascribed to them in the Agreement.

2.Purchaser acknowledges that Purchaser has approved the Property except for those matters specifically set forth below in this Section 2. Notwithstanding the Purchaser’s due diligence approval of the Property as to all other matters, the parties agree that the Feasibility Period, as defined in Section 4.1 of the Agreement, is hereby extended through and including 5:00 p.m. C.S.T. on February 12, 2014 with respect to only the following matters:

a)	Resolution to Purchaser’s satisfaction of certain title objection matters raised by Purchaser with respect to the following:

(i)
Nichols Hills Plaza (and as affects Shell Station Land and Kings Court Land) Title Commitment - Schedule B-2 item 7 and item 8 - Covenants recorded in Book 23 of Plats, page 72 and in Book 23 of Plats, page 49 to the extent the same require architectural approval of improvements by the G.A. Nichols, Inc. (the, “Company”) and includes prohibitions on signage unless with the written consent of the Company;

(ii)
Classen Curve Title Commitment - Schedule B-2 item 16 and item 19 regarding encroachments of a utility easement; Schedule B-2 item 25 regarding various use and building restrictions; and Schedule B-2 item 30 regarding an expired temporary easement; and

(iii)
Kensington Land Title Commitment - Schedule B-2 item 8 and 9- Covenants recorded in Book 3876, page 426 and Book 3332, page 102 to the extent the same require approval of plans and specifications by a committee designated by the C.E. Duffner Co or The American First Title & Trust company (or their assigns) prior to constructing any improvements.

Purchaser reserves the right under Section 4 of the Agreement to terminate the Agreement and receive a refund of the Earnest Money on the terms and as provided in Section 4 of the Agreement pending satisfaction of the matters set forth in this Section 2 prior to the end of the extended Feasibility Period.

3.The parties agree that the Closing Date as defined in Section 12 of the Agreement shall be February 26, 2014, notwithstanding the further extension of the Feasibility Period as provided in this Third Amendment.

4.During the Feasibility Period, Purchaser has (a) identified various issues relating to the condition of the Property which Purchaser has stated it will take steps to correct or repair following the Closing and (b) noted the negative effect of certain amendments entered into with certain Tenants. As such, Seller agrees that at Closing, Purchaser shall receive a credit against the Purchase Price in the total amount of Seven Hundred Thirty Thousand and No/100 Dollars ($730,000.00) with respect to certain costs to be incurred or suffered by Purchaser related to the following items (collectively, the “Credit Issues”): (i) the correction of certain allegedly existing ADA non-compliance matters, (ii) the repair of hail damage to the north copper fascia at Nichols Hills Plaza, and (iii) the net present value of reduced NOI due to the lease amendments and reduced rent for Balliets and Tucker’s, both of which are Classen Curve Tenants. In exchange for such credit, Purchaser agrees that at Closing, Purchaser waives any rights or claims against Seller based on any of the Credit Issues, and releases Seller fully therefrom and the parties agree that the terms of the Agreement, including but not limited to any relevant representations and warranties of Seller made in Section 7, are hereby modified to reflect such waiver and release. The parties agree to execute any appropriate documents at Closing to reflect the terms of this Section 2.

5.Seller agrees to use commercially reasonable efforts to cause to be completed by Closing the remaining unfinished Curve Construction Work as referenced in Section 11 of the Agreement, which consists primarily of completion of pavement. To the extent any such Curve Construction Work remains incomplete at Closing, the terms of Section 11 shall govern the treatment thereof at Closing.

6.The parties have confirmed that the water currently used for the Triangle Land and the North Triangle Land irrigation system originates from a well located on the Possum Creek Office building property (the “Water Well”) (which property is contiguous to the Triangle Land and is not being conveyed under the Agreement) (the “Possum Creek Property”), and which also serves the Possum Creek Property and the Additional North Triangle Land. The use of the groundwater rights taken from the Water Well is subject to a permit issued by the Oklahoma Water Resources Board (“OWRB”). The parties agree to work in good faith to determine whether and to what extent the water rights and the right to use the Water Well can be partially modified by the OWRB in such a way as to allow Purchaser to use a portion of the water rights to continue to irrigate the Triangle Land and the North Triangle Land. In the event that the parties, using commercially reasonable judgment, determine that the water rights and the right to the use of the Water Well may be partially transferred in a manner and on terms agreeable to the parties, then at Closing, the parties will enter into an agreement whereby Seller grants to Purchaser a permanent easement or such other agreement acceptable to Purchaser in order that following Closing, such water rights and the right to use the Water Well will continue to be available to Purchaser for the Triangle Land and the North Triangle Land (the “Water Well Agreement”). In that event, the Water Well Agreement will provide that in exchange for the grant of such easement or other rights, Purchaser shall operate and maintain the Water Well, at Purchaser’s sole cost and expense, and shall continue to allow Seller to utilize water from the Water Well for the irrigation needs of the Possum Creek Property and the Additional North Triangle Land, at no cost to Seller. The parties agree to work in good faith to agree on the form of the Water Well Agreement prior to the expiration of the Feasibility Period.

7.Seller agrees that Exhibit D of the Agreement shall be and is amended to list the Christmas lights for the Triangle, with a corresponding value of Thirteen Thousand and No/100 Dollars ($13,000.00), and that the Tangible Personal Property value as set forth in Section 2.3(a) of the Agreement is increased accordingly and the value of the Triangle Property is decreased by the same amount.

8.At Closing, the parties shall enter into an agreement whereby Seller shall grant to Purchaser a permanent, non-exclusive easement (for the benefit of the NHP Property) for ingress and egress over and across a portion of certain land located generally at the Southeast corner of the NHP Land along NW 63rd Street, which land is owned by Seller but not being conveyed under the Agreement (the “Access Easement Agreement”). The parties agree to work in good faith to agree on the form of the Access Easement Agreement prior to the expiration of the Feasibility Period.

9.Except as amended herein, the Agreement continues in full force and effect.

10.The parties may execute this Third Amendment in counterparts, each of which shall constitute an original and all of which taken together shall constitute one and the same instrument. To facilitate execution of this Third Amendment, the parties may execute and exchange, by facsimile or electronic mail PDF, counterparts of the signature pages.

(Signature page to Follow)

Executed as of the day and year first set forth above.

SELLER:	CHESAPEAKE LAND DEVELOPMENT COMPANY, L.L.C., an Oklahoma limited liability company

By: /s/ James R. Webb
Name:    James R. Webb

Title:	Executive Vice President – General Counsel and Corporate Secretary

PURCHASER:	GLIMCHER PROPERTIES LIMITED PARTNERSHIP,
a Delaware limited partnership

By:    Glimcher Properties Corporation,
a Delaware corporation,
its sole general partner

By: /s/ George A. Schmidt
Name: George A. Schmidt
Title: Executive Vice President
General Counsel and Secretary